                                                                    EXHIBIT 10.4

================================================================================




                                   INDENTURE

                         Dated as of December 15, 1992

                                 by and between

                       FLORIDA STEEL CORPORATION, Issuer

                                      AND

                     THE CONNECTICUT NATIONAL BANK, Trustee

                                ---------------

                                  $100,000,000

                     11-1/2% First Mortgage Notes due 2000




================================================================================

                           FLORIDA STEEL CORPORATION

                 Reconciliation and Tie between Trust Indenture
                   Act of 1939 and the Indenture dated as of
                               December 15, 1992

Trust Indenture                                                   Indenture
  Act Section                                                     Section
---------------                                                   ---------
SS. 310(a)(1)..................................................  7.10
       (a)(2)..................................................  7.10
       (a)(3)..................................................  N.A.
       (a)(4)..................................................  N.A.
       (a)(5)..................................................  7.10;7.ll
       (b).....................................................  7.08;7.10;11.02
       (c).....................................................  N.A.
SS. 311(a).....................................................  7.11
       (b).....................................................  7.ll
       (c).....................................................  N.A.
SS. 312(a).....................................................  2.06
       (b).....................................................  11.02;11.03
       (c).....................................................  ll.02;11.03
SS. 313(a).....................................................  7.06
       (b)(1)..................................................  7.06
       (b)(2)..................................................  7.06
       (c).....................................................  7.06;11.02
       (d).....................................................  7.06
SS. 314(a).....................................................  4.09;4.10;11.02
       (b).....................................................  10.02
       (c)(1)..................................................  11.04
       (c)(2)..................................................  11.04
       (d).....................................................  10.02;10.03;
                                                                 10.04;10.05
       (e).....................................................  11.05
       (f).....................................................  N.A.
SS. 315(a).....................................................  7.01(b)
       (b).....................................................  7.05;11.02
       (c).....................................................  7.01(a)
       (d).....................................................  7.01(c)
       (e).....................................................  6.ll
SS. 316(a)(last sentence)......................................  2.10
       (b)(1)(A)...............................................  6.05
       (b)(1)(B)...............................................  6.04
       (a)(2)..................................................  N.A.
       (b).....................................................  6.07
       (c).....................................................  9.04
SS. 317(a)(1)..................................................  6.08
       (a)(2)..................................................  6.09
       (b).....................................................  2.05
SS. 318(a).....................................................  11.01

----------------
N.A. means Not Applicable

NOTE: This Reconciliation and Tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS



                                                                           Page
                                                                           ----
                                   ARTICLE 1

                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions.................................................    1
SECTION 1.02.  Incorporation by Reference of Trust
                 Indenture Act.............................................   20
SECTION 1.03.  Rules of Construction.......................................   21

                                   ARTICLE 2

                            THE FIRST MORTGAGE NOTES

SECTION 2.01.  Designation.................................................   21
SECTION 2.02.  Form and Dating.............................................   21
SECTION 2.03.  Execution and Authentication;
                 Aggregate Principal Amount................................   22
SECTION 2.04.  Registrar and Paying Agent..................................   23
SECTION 2.05.  Paying Agent To Hold Money in Trust.........................   23
SECTION 2.06.  Noteholder Lists............................................   24
SECTION 2.07.  Transfer and Exchange.......................................   24
SECTION 2.08.  Replacement First Mortgage Notes............................   25
SECTION 2.09.  Outstanding First Mortgage Notes............................   25
SECTION 2.10.  Treasury First Mortgage Notes...............................   26
SECTION 2.11.  Temporary First Mortgage Notes..............................   26
SECTION 2.12.  Cancellation................................................   26
SECTION 2.13.  Defaulted Interest..........................................   27
SECTION 2.14.  Deposit of Moneys...........................................   27

                                   ARTICLE 3

                           REDEMPTION AND REPURCHASE

SECTION 3.01.  Notices to Trustee..........................................   28
SECTION 3.02.  Selection of First Mortgage Notes
                 To Be Redeemed............................................   28
SECTION 3.03.  Notice of Redemption........................................   29
SECTION 3.04.  Effect of Notice of Redemption..............................   30
SECTION 3.05.  Deposit of Redemption Price.................................   30
SECTION 3.06.  First Mortgage Notes Redeemed in
                 Part......................................................   30

                                                                            Page
                                                                            ----
SECTION 3.07.  Securities Exchange Act
                 Requirements................................................ 31

                                   ARTICLE 4

                                   COVENANTS

SECTION 4.01.  Payment of First Mortgage Notes............................... 31
SECTION 4.02.  Maintenance of Office or Agency............................... 31
SECTION 4.03.  Corporate Existence........................................... 32
SECTION 4.04.  Payment of Taxes and Other Claims;
                 Tax Consolidation........................................... 32
SECTION 4.05.  Compliance Certificates....................................... 33
SECTION 4.06.  SEC Reports................................................... 34
SECTION 4.07.  Waiver of Stay, Extension or Usury
                 Laws........................................................ 35
SECTION 4.08.  Maintenance of Properties; Insur-
                 ance; Books and Records; Compli-
                 ance with Law............................................... 35
SECTION 4.09.  Limitation of Restricted Payments............................. 36
SECTION 4.10.  Limitation on Payment Restrictions
                 Affecting Subsidiaries...................................... 38
SECTION 4.11.  Limitation on Incurrences of Addi-
                 tional Indebtedness......................................... 39
SECTION 4.12.  Limitation on Issuance of Subordi-
                 nated Indebtedness.......................................... 40
SECTION 4.13.  Guarantees of Certain Indebtedness............................ 40
SECTION 4.14.  Limitation on Transactions with
                 Affiliates.................................................. 41
SECTION 4.15.  Limitation on Asset Sales..................................... 42
SECTION 4.16.  Limitation on Liens........................................... 46
SECTION 4.17.  Limitation on Sale-Leaseback
                 Transactions................................................ 47
SECTION 4.18.  Limitation on Issuance of Preferred
                 Stock by Subsidiaries....................................... 47
SECTION 4.19.  Change of Control............................................. 47
SECTION 4.20.  Maintenance of Consolidated Net
                 Worth....................................................... 50
SECTION 4.21.  Amendment to Security Documents............................... 50
SECTION 4.22.  Inspection and Confidentiality................................ 50
SECTION 4.23.  Use of Proceeds............................................... 51
SECTION 4.24.  Impairment of Security Interest............................... 51
SECTION 4.25.  Sale or Discount of Receivables............................... 51

                                                                            Page
                                                                            ----

                                   ARTICLE 5

                             SUCCESSOR CORPORATION
SECTION 5.01.  When Company May Merge, etc..................................  52
SECTION 5.02.  Surviving Person Substituted.................................  53

                                   ARTICLE 6

                              DEFAULT AND REMEDIES

SECTION 6.01.  Events of Default............................................  54
SECTION 6.02.  Acceleration.................................................  56
SECTION 6.03.  Other Remedies...............................................  57
SECTION 6.04.  Waiver of Past Defaults......................................  57
SECTION 6.05.  Control by Majority..........................................  58
SECTION 6.06.  Limitation on Remedies.......................................  58
SECTION 6.07.  Rights of Holders to Receive
                 Payment....................................................  59
SECTION 6.08.  Collection Suit by Trustee...................................  59
SECTION 6.09.  Trustee May File Proofs of Claim.............................  59
SECTION 6.10.  Priorities...................................................  60
SECTION 6.11.  Undertaking for Costs........................................  61
SECTION 6.12.  Restoration of Rights and Remedies...........................  61

                                   ARTICLE 7

                                    TRUSTEE

SECTION 7.01.  Duties of Trustee............................................  61
SECTION 7.02.  Rights of Trustee............................................  63
SECTION 7.03.  Individual Rights of Trustee.................................  64
SECTION 7.04.  Trustee's Disclaimer.........................................  64
SECTION 7.05.  Notice of Defaults...........................................  65
SECTION 7.06.  Reports by Trustee to Holders................................  65
SECTION 7.07.  Compensation and Indemnity...................................  65
SECTION 7.08.  Replacement of Trustee.......................................  66
SECTION 7.09.  Successor Trustee by Merger, etc.............................  68
SECTION 7.10.  Eligibility; Disqualification................................  68
SECTION 7.11.  Preferential Collection of Claims
                 Against the Company........................................  68

                                                                            Page
                                                                            ----


                                  ARTICLE 8

                       DISCHARGE OF INDENTURE; DEFEASANCE
SECTION 8.01.  Termination of Obligations...................................  68
SECTION 8.02.  Application of Trust Money...................................  71
SECTION 8.03.  Repayment to the Company.....................................  71
SECTION 8.04.  Reinstatement................................................  72

                                   ARTICLE 9

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.  Without Consent of Holders...................................  72
SECTION 9.02.  With Consent of Holders......................................  73
SECTION 9.03.  Compliance with Trust Indenture Act..........................  75
SECTION 9.04.  Revocation and Effect of Consents............................  75
SECTION 9.05.  Notation on or Exchange of First
                 Mortgage Notes.............................................  76
SECTION 9.06.  Trustee May Sign Amendments, etc.............................  76

                                   ARTICLE 10

                            COLLATERAL AND SECURITY

SECTION 10.01. Collateral and Security Documents............................  76
SECTION 10.02. Recording and Opinion........................................  77
SECTION 10.03. Release of Collateral........................................  78
SECTION 10.04. Possession and Use of Collateral.............................  79
SECTION 10.05. Specified Release of Collateral..............................  79
SECTION 10.06. Disposition of Collateral Without
                 Release....................................................  82
SECTION 10.07. Form and Sufficiency of Release..............................  82
SECTION 10.08. Purchaser Protected..........................................  82
SECTION 10.09. Authorization of Actions To Be
                 Taken by the Trustee Under the
                 Security Documents.........................................  83
SECTION 10.10  Authorization of Receipt of Funds
                 by the Trustee Under the Security Documents................  83

                                                                            Page
                                                                            ----

                                   ARTICLE 11

                          APPLICATION OF TRUST MONEYS
SECTION 11.01. "Trust Moneys" Defined.......................................  83
SECTION 11.02. Withdrawals of Insurance Proceeds
                 and Condemnation Awards....................................  85
SECTION 11.03. Withdrawal of Net Cash Proceeds,
                 Net Awards or Net Proceeds.................................  87
SECTION 11.04. Withdrawal of Trust Moneys for
                 Reinvestment...............................................  88
SECTION 11.05. Withdrawal of Trust Moneys on
                 Basis of Retirement of First
                 Mortgage Notes.............................................  89
SECTION 11.06. Investment of Trust Moneys...................................  90

                                   ARTICLE 12

                                 MISCELLANEOUS

SECTION 12.01. Trust Indenture Act Controls.................................  90
SECTION 12.02. Notices......................................................  91
SECTION 12.03. Communications by Holders with
                 Other Holders..............................................  91
SECTION 12.04. Certificate and Opinion as to Con-
                 ditions Precedent..........................................  92
SECTION 12.05. Statements Required in Certificate
                 or Opinion of Counsel......................................  92
SECTION 12.06. Rules by Trustees, Paying Agent,
                 Registrar..................................................  93
SECTION 12.07. Governing Law................................................  93
SECTION 12.08. No Adverse Interpretation of Other
                 Agreements.................................................  93
SECTION 12.09. No Recourse Against Others...................................  93
SECTION 12.10. Successors...................................................  93
SECTION 12.11. Duplicate Originals..........................................  93
SECTION 12.12. Severability.................................................  94
SECTION 12.13. Table of Contents, Headings, etc.............................  94
SECTION 12.14. Benefits of Indenture........................................  94

SIGNATURES..................................................................  95

                                    EXHIBITS

I         -    FORM OF FIRST MORTGAGE NOTE
II        -    FORM OF INTERCREDITOR AGREEMENT
III       -    FOR OF SECURITY AGREEMENT
IV        -    FORM OF MORTGAGE



-------------------
NOTE: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

         INDENTURE, dated as of December 15, 1992, by and between FLORIDA STEEL CORPORATION, a Florida corporation and the issuer (the "Company"), and THE CONNECTICUT NATIONAL BANK, a national banking association, as trustee (the "Trustee").

         The Company has authorized the creation of First Mortgage Notes (as hereinafter defined), and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture. All things necessary to make the First Mortgage Notes, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company, have been done.

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 11-1/2% First Mortgage Notes due 2000 (the "First Mortgage Notes").

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01. Definitions.

         "Acquired Indebtedness" means indebtedness of a Person or any of its subsidiaries existing at the time such Person becomes a Subsidiary or assumed in connection with the acquisition of assets from such Person and not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary or such acquisition.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise (the terms "affiliated," "controlling" and "controlled" having meanings correlative to the foregoing).

         "Agent" means any Registrar, Paying Agent or co-registrar of the First Mortgage Notes.

         "Appraiser" means a Person who in the course of its business appraises real property, and who is a member in good standing with the American Institute of Real Estate Appraisers, recognized and licensed to do business in the jurisdiction where the applicable Mortgaged Property is situated, and who is acceptable to the Collateral Agent.

         "Asset Sale" means, for any Person, any sale, transfer or other disposition or series of sales, transfers or other dispositions (including, without limitation, by merger or consolidation or by exchange of assets and whether by operation of law or otherwise) made by such Person or any of its subsidiaries to any Person other than such Person or one of its Wholly Owned Subsidiaries (or, in the case of a sale, transfer or other disposition by a Subsidiary, to any Person other than the Company or a directly or indirectly Wholly Owned Subsidiary of the Company) of any assets (excluding Inventory and Accounts (each as defined in the New Revolving Credit Agreement as in effect on the Issue Date)) of such Person or any of its subsidiaries, including, without limitation, assets consisting of any Capital Stock or other securities held by such Person or any of its subsidiaries (other than Capital Stock of such Person), and any Capital Stock issued by any subsidiary of such Person, outside of the ordinary course of business, excluding, however, any sale, transfer or other disposition, or series of related sales, transfers or other dispositions, having a purchase price or transaction value, as the case may be, of $50,000 or less.

         "Atlas" means Atlas Steel & Wire Corporation, a Louisiana corporation.

         "Atlas Note" means the intercompany note of Atlas issued to the Company on the Issue Date.

         "Authenticating Agent" has the meaning set forth in Section 2.03.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

         "Board of Directors" means the Board of Directors of the Company or any Person, as the case may be, or any authorized committee of the Board of Directors.

         "Board Resolution" means a duly adopted resolution of the Board of Directors of the Company or any Person, as applicable.

         "Business Day" means a day that is not a Legal Holiday.

         "Capital Expenditures" of any Person means the expenditure of funds for the purchase of capital equipment or fixed assets that shall result in an increase in the amount of such expenditure in the property, plant or equipment reflected in the balance sheet of such Person in accordance with GAAP.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock of such Person.

         "Capitalized Lease Obligation" means obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligations shall be the capitalized amount of such obligations determined in accordance with GAAP.

         "Cash Equivalents" means (i) obligations issued or unconditionally guaranteed by the United States of America or any agency thereof, or obligations issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, (ii) commercial paper rated the highest grade by Moody's Investors Service, Inc. and Standard & Poor's Corporation and maturing not more than one year from the date of creation thereof, (iii) time deposits with, and certificates of deposit and banker's acceptances issued by, any bank having capital surplus and undivided profits aggregating at least $500,000,000 and maturing not more than one year from the date of creation thereof, (iv) repurchase agreements that are secured by a perfected security interest in an obligation described in clause (i) and are with any bank described in clause (iii), and (v) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's Investors Service, Inc. or Standard & Poor's Corporation.

         A "Change of Control" shall be deemed to occur on the first date on which Kyoei (or any person controlled by Kyoei) does not beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) and have the power to vote at least a majority of the voting power of the Company' Voting Stock.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" means, collectively, all of the property and assets that are from time to time subject to the Security Documents.

         "Collateral Account" means the collateral account to be established hereunder.

         "Collateral Agent" means The Connecticut National Bank, a national banking association, in its capacity as collateral agent under the Security Documents, and any successors in such capacity.

         "Company Order" means a written order or request signed in the name of the Company by its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated Interest Coverage Ratio" means, with respect to any Person, the ratio of (1) EBITDA of such Person for the period (the "Pro Forma Period") consisting of the most recent four full fiscal quarters for which financial information in respect thereof is available immediately prior to the date of the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio (the "Transaction Date" to (2) the aggregate Fixed Charges of such Person for the Pro Forma Period. In addition to, but without duplication of, the foregoing, for purposes of this definition, "EBITDA" shall be calculated after giving effect (without duplication), on a pro forma basis for the Pro Forma Period (but no longer), to (a) any Investment, during the period commencing on the first day of the Pro Forma Period to and including the Transaction Date (the "Reference Period"), in any other Person that, as a result of such Investment, becomes a subsidiary of such Person, (b) the acquisition (by merger, consolidation or purchase of stock or assets), during the Reference Period, of any business or assets, which acquisition is not prohibited by this Indenture and (c) any sales or other dispositions of assets (other than sales of inventory in the ordinary course of business) occurring during the Reference Period, in each case as if such Investment, acquisition or asset sale had occurred on the first day of the Reference Period. In addition, for purposes of this definition, "Fixed Charges" shall be calculated after giving effect (without duplication), on a pro forma basis for the Pro Forma Period, to any Indebtedness incurred or repaid on or after the first day of the Reference Period.

         "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate of the net income (or loss) of such Person and its subsidiaries for such period, on consolidated basis, determined in accordance with GAAP; provided that (a) the net income of any other Person in which such Person or any of its subsidiaries has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of such Person and its subsidiaries in accordance with GAAP) shall be included only to the extent of the amount of dividends or distributions actually paid to such Person or such subsidiary by such other Person in such period; (b) the net income of any subsidiary of such Person that is subject to any Payment Restriction shall be excluded to the extent such Payment Restriction actually prevented the payment of an amount that otherwise could have been paid to, or received by, such Person or a subsidiary of such Person not subject to any Payment Restriction; (c)(i) the net income (or loss) of any other Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition, (ii) all gains and losses realized on any Asset Sale (without regard to the $50,000 threshold set forth in the definition thereof),
(iii) all gains and losses resulting from the cumulative effect of any accounting change, (iv) all other extraordinary gains and losses and (v) with respect to the Company, all losses and deferred financing costs written off in connection with the early extinguishment of the First Mortgage Notes shall each be excluded; and (d) with respect to the Company, any additional provisions for environmental remediation made in the twelve-month period immediately following the Issue Date (an "Additional Provision") (net of income tax effects determined in accordance with GAAP) shall be excluded from the calculation of net income, and any expenditures which reduce the Company's provision for environmental remediation (net of income tax effects determined in accordance with GAAP) (an "Expenditure") shall be included in the calculation of net income for the fiscal quarter in which such Expenditures are made in an amount equal to the Expenditures multiplied by a fraction, of which the numerator is all Additional Provisions (net of any reversals) and the denominator is the sum of the liability for environmental remediation existing on the Issue Date and all Additional Provisions (in each case net of any Additional Provision); provided, however, that any reversal of an Additional Provision (net of income tax effect determined in accordance with GAAP) not be included in net income; and provided, further, that the total amount of cumulative Expenditures (without taking into account any income tax effects determined in accordance with GAAP) which are included in the calculation of net income shall not exceed the amount of Additional Provisions, net of any reversals thereof.

         "Consolidated Net Worth" means, with respect to any Person, the total stockholder's equity (exclusive of any Disqualified Capital Stock) of such Person and its subsidiaries determined on a consolidated basis in accordance with GAAP; Provided, however, that with respect to the Company, stockholders' equity shall be calculated to exclude the effect of any Additional Provision (net of income tax effects determined in accordance with GAAP) and any redemption premium paid on the Debentures but shall include the effects of any Expenditures in an amount equal to the Expenditures multiplied by a fraction, of which the numerator is all Additional Provisions (net of any reversals) and the denominator is the sum of the liability for environmental remediation existing on the Issue Date and all Additional Provisions (in each case net of reversals of any such liability or Additional Provisions (in each case net of reversals of any such liability or Additional Provision); provided, however, that any reversal of an Additional Provision (net of income tax effects determined in accordance with GAAP) shall not be included in any calculation of stockholders' equity; and provided, further, that the total amount of cumulative Expenditures (without taking into account any income tax effects determined in accordance with GAAP) which are included in the calculation of stockholders' equity shall not exceed the amount of Additional Provisions, net of any reversals thereof.

         "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         "Debentures" means the up to $125,000,000 aggregate principal amount of the Company's 14.5% Subordinated Debentures due 2000.

         "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         "Disqualified Capital Stocks" means, with respect to any Person, any Capital Stock of such Person or any of its subsidiaries that, by its terms, by the terms of any agreement related thereto or by the terms of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased by such Person or its subsidiaries, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due on or prior to the Maturity Date.

         "EBITDA" means, with respect to any Person, for any period, without duplication, the sum of the amounts for such period of (i) Consolidated Net Income of such Person for such period, (ii) provisions for income taxes or similar charges recognized by such Person and its consolidated subsidiaries for such period, (iii) depreciation and amortization expense of such Person and its consolidated subsidiaries accrued during such period (but only to the extent not included in Fixed Charges), (iv) Fixed Charges of such Person and its consolidated subsidiaries for such period and (v) other non-cash charges reducing Consolidated Net Income and that have been customarily added back to Consolidated Net Income by such Person in determining EBITDA, in each case determined in accordance with GAAP; provided that the amounts set forth in clauses (ii) through (v) shall be included only to the extent such amounts reduced Consolidated Net Income.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, with respect to the Mortgaged Property, the price which could be negotiated in an arm's-length transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under pressure or compulsion to complete the transaction. Fair Market Value shall be determined by an Appraiser.

         "First Mortgage Notes" and "First Mortgage Note" means the 11-1/2% First Mortgage Notes due 2000, as amended or supplemented from time to time, that are issued pursuant to this Indenture.

         "Fixed Charges" means, with respect to any Person for any period, the aggregate amount of (i) interest, whether expensed or capitalized, paid, accrued or scheduled to be paid or accrued during such period (except to the extent accrued in a prior period) in respect of all Indebtedness of such Person and its consolidated subsidiaries (including (a) original issue discount on any Indebtedness and (b) the interest portion of all deferred payment obligations, calculated in accordance with the effective interest method, in each case to the extent attributable to such period) and (ii) dividend requirements on Capital Stock of such Person and its consolidated subsidiaries (whether in cash or otherwise (except dividends payable in shares of Qualified Capital Stock)) paid, accrued or scheduled to be paid or accrued during such period (except to the extent accrued in a prior period) and excluding items eliminated in consolidation. For purposes of this definition, (a) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Board of Directors of such Person (as evidenced by a Board Resolution) to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP, (b) interest on Indebtedness that is determined on a fluctuating basis shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest of such Indebtedness in effect on the date that Fixed Charges are being calculated, (c) interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Company may designate, and (d) Fixed Charges shall be increased or reduced by the net cost (including amortization of discount) or benefit associated with Interest Swap Obligations attributable to such period. For purposes of clause (ii) above, dividend requirements shall be increased to an amount representing the pretax earnings that would be required to cover such dividend requirements; accordingly, the increased amount shall be equal to such dividend requirements multiplied by a fraction, the numerator of which is one and the denominator of which is one minus the applicable actual combined Federal, state, local and foreign income tax rate of such Person and its subsidiaries (expressed as a decimal), on a consolidated basis, for the fiscal year immediately preceding the date of the transaction giving rise to the need to calculate Fixed Charges. Fixed charges shall not include any amounts for any redemption premium paid on the Debentures.

         "GAAP" means generally accepted accounting principles as in effect on the Issue Date.

         "Guarantee" means a guarantee of the First Mortgage Notes on a senior basis.

         "Holder" or "Noteholder" means the Person in whose name a First Mortgage Note is, at the time of determination, registered on the Registrar's books.

         "Holdings" means FLS Holdings Inc., a Delaware corporation.

         "incur" means, with respect to any Indebtedness, to directly or indirectly create, incur, assume, issue, guarantee or otherwise become liable for or with respect to such Indebtedness (the terms "incurred, "incurrence" and "incurring" having meanings correlative thereto).

         "Indebtedness" means, with respect to any Person, without duplication,
(i) all liabilities, contingent or otherwise, of such Person (a) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by bonds, notes, debentures, drafts accepted or similar instruments or letters of credit or representing the balance deferred and unpaid of the purchase price of any property (other than any such balance that represents an account payable or any other monetary obligation to a trade creditor (whether or not an Affiliate)) created, incurred, assumed or guaranteed by such Person in the ordinary course of business of such Person in connection with obtaining goods, materials or services and due within 12 months (or such longer period for payment as is customarily extended by such trade creditor) of the incurrence thereof, which account is not overdue by more than 90 days, according to the original terms of sale, unless such account is (or such payable is being contested in good faith, or (c) for the payment of money relating to a Capitalized Lease Obligation;
(ii) the maximum fixed repurchase price of all Disqualified Capital Stock of such Person; (iii) reimbursement obligations of such Person with respect to letters of credit; (iv) obligations of such Person with respect to Interest Swap Obligations; (v) all liabilities of others of the kind described in the preceding clauses (i), (ii), (iii) or (iv) that such Person has guaranteed or that is otherwise its legal liability; and (vi) all obligations of others secured by a Lien to which any of the properties or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such Person are subject, whether or not the obligations secured thereby shall have been assumed by such Person or shall otherwise be such Person's legal liability (provided that if the obligations so secured have not been assumed by such Person or are not otherwise such Person's legal liability, such obligations shall be deemed to be in an amount equal to the fair market value of such properties or assets, as determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board

Resolution). For purposes of the preceding sentence, the "Maximum fixed repurchase price" of any Disqualified Capital Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock (or any equity security for which it may be exchanged or converted), such fair market value shall be determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution.

         "Indenture" means this Indenture, as amended or supplemented from time to time.

         "Interest Payment Date", when used with respect to any First Mortgage Note, means the stated maturity of an installment of interest specified in such First Mortgage Note.

         "Interest Swap Obligation" means any obligation of any Person, pursuant to any arrangement with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or floating rate of interest on the same notional amount;

         Provided that the term "Interest Swap Obligation" shall also include interest rate exchange, collar, cap, swap option or similar agreements providing interest rate protection.

         "Investment" by any Person in any other Person means any investment by such Person in such other Person, in any transaction or series of related transactions, individually or in the aggregate, in an amount greater than $5,000,000, whether by a purchase of assets, share purchase, capital contribution, loan, advance (other than reasonable loans and advances to employees for moving and travel expenses, as salary advances or to permit the purchase of Qualified Capital Stock of the Company and other similar customary expenses incurred, in each case in the ordinary course of business and consistent with past practice) or similar credit extension constituting Indebtedness of such other Person, and any guarantee of Indebtedness of any other Person. For purposes of this definition, (a) the amount of any Investment, if other than cash, shall be the fair market value (as determined by the Board of Directors of the Person making such Investment), at the time such Investment is made, of any assets or property contributed in connection with such Investment and (b) the amount of any Investment shall be reduced by the amount of return of principal on such Investment received by the Person making such Investment.

         "Issue Date" means the date of first issuance of the First Mortgage Notes under this Indenture.

         "Kyoei" means Kyoei Steel Ltd., a Japanese corporation.

         "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in New York, New York or in the city in which the principal corporate trust office of the Trustee is located are required by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is not a Legal Holiday with the same force and effect as if made on such payment date, and no interest shall accrue for the intervening period.

         "Lien" means any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction); provided that in no event shall an Operating Lease be deemed to constitute a Lien hereunder or under any Security Document.

         "Maturity Date" means December 15, 2000.

         "Mortgage" means each mortgage (or deed of trust) dated as of the date hereof between the Company and the Trustee, in substantially the form of Exhibit IV hereto, as the same may be amended, supplemented or modified from time to time in accordance with its terms.

         "Mortgaged Property" has the meaning assigned to such term in the Mortgages.

         "Net Award" has the meaning assigned to such term in the Mortgages.

         "Net Cash Proceeds" means (a) in the case of any Asset Sale or any issuance and sale by any Person of Qualified Capital Stock, the aggregate net proceeds received by such Person after payment of expenses, taxes, commissions and the like incurred in connection therewith (and, in the case of any Asset Sale, the amount of cash applied to repay Indebtedness secured by the asset involved in such Asset Sale), whether such proceeds are in cash or in property (valued at the fair market value thereof at the time of receipt, as determined, with respect to any Asset Sale resulting in Net Cash Proceeds in excess of $5,000,000, in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution) and (b) in the case of any conversion or exchange of any outstanding Indebtedness or Disqualified Capital Stock of such Person for or into shares of Qualified Capital Stock of the Company, the sum of (i) the fair market value of the proceeds received by the Company in connection with the issuance of such Indebtedness or Disqualified Capital Stock on the date of such issuance and (ii) any additional amount paid by the holder to the Company upon such conversion or exchange.

         "Net Proceeds" has the meaning assigned to such term in the Mortgages.

         "Net Proceeds Offer" has the meaning set forth in Section 4.15.

         "Net Proceeds Payment Date" has the meaning set forth in Section 4.15.

         "Net Worth" means, with respect to any Person, the amount of the equity of the holders of Capital Stock of such Person that would appear on the balance sheet of such Person as of such date, determined in accordance with GAAP, adjusted to exclude (to the extent included in such equity), (a) the amount of equity attributable to Disqualified Capital Stock and (b) with respect to the Company, the effect of the early extinguishment of, or acceleration of the issuance costs of, the First Mortgage Notes.

         "New Revolving Credit Agreement" means the Credit Agreement pursuant to the Revolving Credit Facility to be entered into by and among the Company, BT Commercial Corporation and the other parties thereto, as the same may be amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement governing Indebtedness incurred to refund or refinance in whole or in part the borrowings and then maximum commitments finder the New Revolving Credit Agreement or such agreement. The Company shall promptly notify the Trustee of any such refunding or refinancing of the New Revolving Credit Agreement.

         "New Revolving Credit Debt" means Indebtedness under the New Revolving Credit Agreement.

         "Officer" means the Chairman or Vice Chairman of the Board of Directors, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or the Controller of the Company.

         "Officers' Certificate" means a certificate signed by two Officers (one of whom must be the principal executive officer or principal financial officer) or by an Officer (who must be the principal executive officer or principal financial officer) and an Assistant Treasurer or Assistant Secretary of the Company.

         "Operating Lease" means any lease the obligations under which do not constitute Capitalized Lease Obligations.

         "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or its Affiliates.

         "Paying Agent" has the meaning provided in Section 2.04, except that for the purposes of Articles 3 and 8 the Paying Agent shall not be the Company or a Subsidiary of the Company.

         "Payment Restriction" means, with respect to a subsidiary of any Person, any encumbrance, restriction or limitation, whether by operation of the terms of its charter or by reason of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation, on the ability of (i) such subsidiary to (a) pay dividends or make other distribution on its Capital Stock or make payments on any obligation, liability or Indebtedness owed to such Person or any other subsidiary of such Person, (b) make loans or advances to such Person or any other subsidiary of such Person or (c) transfer any of its properties or assets to such Person or any other subsidiary of such Person, or
(ii) such Person or any
other subsidiary of such Person to receive or retain any such (a) dividends, distributions or payments, (b) loans or advances or (c) transfer of properties or assets.

         "Permitted Investments" by any Person means (i) any Related Business Investment, (ii) Investments in securities not constituting cash or Cash Equivalents and received in connection with an Asset Sale made pursuant to
Section 4.15 or any other disposition of assets not constituting an Asset Sale by reason of the $50,000 threshold contained in the definition thereof, (iii) cash and Cash Equivalents, (iv) Investments existing on the Issue Date, (v) Investments specifically permitted by and made in accordance with, to the extent applicable, Section 4.09, Section 4.11 and Section 4.14 and (vi) Investments by Subsidiaries in other Subsidiaries.

         "Permitted Liens" means (i) Liens for taxes, assessments and governmental charges to the extent not required to be paid under the Indenture,
(ii) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by an appropriate process of law, and for which a reserve or other appropriate provision, if any, as shall be required by GASP shall have been made, (iii) pledges or deposits in the ordinary course of business to secure lease obligations or nondelinquent obligations under workers' compensation, unemployment insurance or similar legislation, (iv) Liens to secure the performance of public statutory obligations that are not delinquent, appeal bonds, performance bonds or other obligations of a like nature (other than for borrowed money), (v) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Company or any Subsidiary incurred in the ordinary course of business, (vi) Liens upon specific items of inventory or other goods and proceeds of any Person securing such person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business, (vii) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of nondelinquent customs duties in connection with the importation of goods, (ix) judgment and attachment Liens not giving rise to a Default or Event of Default, (x) leases or subleases granted to others not interfering in any material respect with the business of the Company or any Subsidiary (xi) Liens encumbering customary initial deposits and margin deposits, and other Liens incurred in the ordinary course of business that are within the general parameters customary in the industry, in each case securing
Indebtedness under Interest Swap Obligations and forward contracts, option futures contracts, futures options or similar agreements or arrangements designed to protect the Company or any Subsidiary from fluctuations in the price of commodities, (xii) Liens encumbering deposits made in the ordinary course of business to secure nondelinquent obligations arising from statutory, regulatory, contractual or warranty requirements of the Company or its Subsidiaries for which a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made, (xv) Liens arising out of consignment or similar arrangements for the sale of goods entered into by the Company or any Subsidiary in the ordinary course of business in accordance with industry practice, (xiv) any interest or title of a lessor in the property subject to any lease, whether characterized as capitalized or operating other than any such interest or title resulting from or arising out of a default by the Company or any Subsidiary of its obligations under such lease, and (xv) Liens arising from filing UCC financing statements for precautionary purposes in connection with true leases of personal property that are otherwise permitted under this Indenture and under which the Company or any Subsidiary is lessee.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Plan of Liquidation" means, with respect to any Person, a plan that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously, in phases or otherwise) (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such Person otherwise than as an entirety or substantially as an entirety and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of such Person to holders of Capital Stock of such Person.

         "Preferred Stock" means, as applied to the Capital Stock of any corporation, Capital Stock ranking prior to any other shares of Capital Stock of such corporation as to the payment of dividends or distribution of assets on any voluntary or involuntary liquidation.

         "principal" of a debt security means the principal of the security, plus, when the context requires, the premium, if any, thereon.

         "pro forma" means, with respect to any calculation made or required to be made pursuant to the terms of the covenants set forth herein, a calculation in accordance with Article 11 of Regulation S-X under the Securities Act, as interpreted by the Company's Board of Directors in consultation with its independent certified public accountants.

         "Prospectus" means the Prospectus dated December 11, 1992 pursuant to which the First Mortgage Notes were offered.

         "Qualified Capital Stock" means, with respect to any Person, any Capital Stock of such Person that is not Disqualified Capital Stock.

         "redemption date," when used with respect to any First Mortgage Note to be redeemed, means the date fixed by the Company for such redemption pursuant to this Indenture and the First Mortgage Notes.

         "redemption price" when used with respect to any First Mortgage Note to be redeemed, means the price fixed for such redemption pursuant to the terms of this Indenture and the First Mortgage Notes.

         "Refinancing Indebtedness" means Indebtedness of the Company or a Subsidiary issued in exchange for, or the proceeds from the issuance and sale or disbursement of which are used to substantially concurrently repay, redeem, refund, refinance, discharge or otherwise retire for value, in whole or in part (collectively, "repay"), or constituting an "amendment" modification or supplement to, or a deferral or renewal of (collectively, an "amendment"), any Indebtedness of the Company or a Subsidiary (and any penalties, fees and expenses actually incurred by the Company or such Subsidiary in connection with the repayment or amendment thereof) existing on the Issue Date or incurred pursuant to Section 4.11 in a principal amount (or, if such Refinancing Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon the acceleration thereof, with an original issue price) not in excess of (i) the principal amount of the Indebtedness so refinanced (or, if such Refinancing Indebtedness refinances Indebtedness under a revolving credit facility or other agreement providing a commitment for subsequent borrowings, with a maximum commitment not to exceed the maximum commitment under such revolving credit facility or other agreement) plus (ii) unpaid accrued interest on such Indebtedness plus (iii) penalties, fees and expenses actually incurred by the Company or such Subsidiary, as the case may be, in connection with the repayment or amendment thereof; provided that Refinancing Indebtedness of any Subsidiary shall not be used to repay outstanding Indebtedness of the Company.

         "Registrar" has the meaning set forth in Section 2.04.

         "Related Business Investment" means any Capital Expenditure or Investment (without regard to the $5,000,000 threshold in the definition thereof), in each case reasonably related to the business of the Company and its Subsidiaries as it is conducted as of the Issue Date and as such business may thereafter evolve or change.

         "Restricted Debt Prepayment" means any purchase, redemption, defeasance (including, but not limited to, in-substance or legal defeasance) or other acquisition or retirement for value, directly or indirectly, by the Company or a Subsidiary, prior to the scheduled maturity or prior to any scheduled repayment of principal, as the case may be, in respect of Indebtedness of the Company that is subordinate in right of payment to the First Mortgage Notes.

         "Restricted Payment" means any (i) Stock Payment, (ii) Investment (other than a Permitted Investment), or (iii) Restricted Debt Prepayment.

         "Revolving Credit Facility" means the revolving credit facility to be provided to the Company pursuant to the New Revolving Credit Agreement among the Company, BT Commercial Corporation and the other financial institutions party thereto

         "SEC" means the Securities and Exchange Commission

         "Securities Acts" means the Securities Act of 1933, as amended from time to time.

         "Security Agreement" means the Security Agreement dated as of the date hereof between the Company and the Trustee, in substantially the form attached hereto as Exhibit II, as the same may be amended, supplemented or modified from time to time in accordance with its terms.

         "Security Documents" means, collectively, the Security Agreement and the Mortgages.

         "Significant Stockholder" means, with respect to any Person, any other Person who is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than 10% of any class of equity securities of such Person that is entitled to vote on a regular basis for the election of directors of such Person.

         "Significant Subsidiary" means each subsidiary of the Company that is either (a) a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X under the Securities Act and the Exchange Act (as such regulation is in effect on the date hereof) or (b) material to the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

         "Stock Payment" means, with respect to any Person, (i) the declaration or payment by such Person, either in cash or in property, of any dividend on (except, in the case of the Company, dividends payable solely in Qualified Capital Stock of the Company), or the making by such Person or any of its Subsidiaries of any other distribution in respect of, such Person's Qualified Capital Stock or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock (other than exchangeable or convertible Indebtedness of such Person), (ii) the redemption, repurchase, retirement or other acquisition for value by such Person or any of its Subsidiaries, directly or indirectly, of such Person's Qualified Capital Stock (and, in the case of a Subsidiary, Qualified Capital Stock of the Company) or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock (other than exchangeable or convertible Indebtedness of such Person), other than, in the case of the Company, through the issuance solely of Qualified Capital Stock of the Company in exchange therefor, (iii) interest payments on the Subordinated Intercompany Note or (iv) payments by the Company to Holdings pursuant to the Tax Sharing Agreement; provided that in the case of a Subsidiary, the term "Stock Payment" shall not include any such payment with respect to its Capital Stock or warrants, rights or options to purchase or acquire shares of any class of its Capital Stock that are owned solely by the Company or a Wholly Owned Subsidiary.

         "Subordinated Intercompany Note" means the subordinated intercompany note of the Company issued to Holdings on the Issue Date.

         "subsidiary" of any Person means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, or (ii) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general partner of such partnership, or (iii) any other Person (other than a corporation or a partnership) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

         "Subsidiary" means any subsidiary of the Company.

         "Surviving Person" has the meaning set forth in Section 5.01.

         "Tax Sharing Agreement" means the Tax Sharing Agreement between the Company and Holdings as in effect on the Issue Date.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of this Indenture, except as provided in
Section 9.03 hereof.

         "Trust Moneys" has the meaning ascribed thereto in Section 11.01.

         "Trustee" means the party named as such in this Indenture until a successor replaces such party in accordance with the provisions of this Indenture and thereafter means such successor.

         "Trust Officer" means any Vice President, any Assistant Vice President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "U.S. Government Obligations" has the meaning set forth in Section
8.01.

         "Voting Stock" means, with respect to any Person, Capital Stock of such Person entitled to vote for the election of the directors of such Person.

         "Wholly Owned Subsidiary" means, with respect to any Person, any subsidiary of such Person all of the outstanding shares of Capital Stock of which are owned directly by such Person or a Wholly Owned Subsidiary of such Person.

SECTION 1.02. Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC;

         "indenture securities" means the First Mortgage Notes;

         "indenture security holder" means a Noteholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the indenture securities means the Company or any other obligor on the First Mortgage Notes.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by the TIA by reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03. Rules of Construction.

         Unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP as in effect on the Issue Date;

         (3) "or" is not exclusive;

         (4) words in the singular include the plural, and words in the plural include the singular;

         (5) provisions apply to successive events and transactions; and

         (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                    ARTICLE 2

                            THE FIRST MORTGAGE NOTES

SECTION 2.01. Designation.

         The Indebtedness evidenced by the First Mortgage Notes is hereby irrevocably designated as "senior indebtedness" (i) for all purposes of the provisions defining subordination contained in agreements that provide that the Indebtedness of the Company issued pursuant to such agreements is subordinate to Indebtedness designated as senior indebtedness and (ii) for the purposes of any future Indebtedness of the Company which the Company expressly makes subordinate to any other Indebtedness.

SECTION 2.02. Form and Dating.

         The First Mortgage Notes, and the Trustee's certificate of authentication thereof, shall be substantially in the form set forth in Exhibit I annexed hereto. The First Mortgage Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the First Mortgage Notes and any notation, legend or endorsement on them. Each First Mortgage Note shall be dated the date of its issuance and shall show the date of its authentication.

         The terms and provisions contained in the form of the First Mortgage Notes, annexed hereto as Exhibit I, and the forms of the Security Agreement and the Mortgage, annexed hereto as Exhibits III and IV, respectively, shall constitute, and are hereby expressly made, a part of this Indenture.

SECTION 2.03. Execution and Authentication; Aggregate Principal Amount.

         Two Officers of the Company shall sign the First Mortgage Notes on behalf of the Company by either facsimile or manual signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the First Mortgage Notes, and may be in facsimile form.

         If a person whose signature is on a First Mortgage Note as an Officer no longer holds that office at the time the Trustee authenticates the First Mortgage Note, the First Mortgage Note shall be valid nevertheless.

         A First Mortgage Note shall not be valid until the Trustee manually signs the certificate of authentication on the First Mortgage Note. The signature shall be conclusive evidence that the First Mortgage Note has been authenticated under this Indenture.

         The Trustee shall authenticate First Mortgage Notes for original issue in an aggregate principal amount not to exceed $100,000,000 upon written orders of the Company from time to time signed by an Officer of the Company. The order shall specify the amount of First Mortgage Notes to be authenticated and the date on which the original issue of First Mortgage Notes is to be authenticated. The aggregate principal amount of First Mortgage Notes issued and outstanding at any time may not exceed $100,000,000, except as provided in
Section 2.08.

         The Trustee may appoint an authenticating agent (the "Authenticating Agent") acceptable to the Company to authenticate First Mortgage Notes. Unless limited by the terms of such appointment, an Authenticating Agent may authenticate First Mortgage Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Such Authenticating Agent shall have the same rights as an Agent in any dealings hereunder with the Company or with any Affiliate of the Company.

         The First Mortgage Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 2.04. Registrar and Paving Agent.

         The Company shall maintain an office or agency where First Mortgage Notes may be surrendered for registration of transfer or for exchange ("Registrar"), an office or agency where First Mortgage Notes may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the First Mortgage Notes and this Indenture may be served. The Registrar shall keep a register of the First Mortgage Notes and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent.

         The Company shall enter into an appropriate agency agreement with any Agent not party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 7.07.

         The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the First Mortgage Notes and appoints Shawmut Trust Company, New York, New York, as co-Registrar and additional Paying Agent. Except as otherwise provided in this Indenture, the Company or a Subsidiary of the Company may act as Registrar and/or Paying Agent.

SECTION 2.05. Paying Agent To Hold Money in Trust.

         Each Paying Agent shall hold in trust for the benefit of the Noteholders and the Trustee all money held by the Paying Agent for the payment of principal of or interest on the First Mortgage Notes (whether such money has been paid to it by the

Company or any other obligor on the First Mortgage Notes), and the Company and the Paying Agent shall notify the Trustee of any default by the Company (or any other obligor on the First Mortgage Notes) in making any such payment. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. Money held in trust by any Paying Agent (other than the Company or a Subsidiary) need not be segregated except as required by law. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any Event of Default specified in Section 6.01(a)(i) or (ii), upon written request to a Paying Agent, require such Paying Agent to pay forthwith all money held by it to the Trustee and to account for any funds disbursed. Upon making such payment, the Paying Agent shall have no further liability for the money delivered to the Trustee.

SECTION 2.06. Noteholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Noteholders. If the Trustee is not the Registrar, the Company shall furnish or cause the Registrar to furnish to the Trustee at least five Business Days before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of the Noteholders.

SECTION 2.07. Transfer and Exchange.

         When First Mortgage Notes are presented to the Registrar or a co-registrar with a request to register the transfer or to exchange them for an equal principal amount of First Mortgage Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided that every First Mortgage Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorneys duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall issue and execute and the Trustee shall authenticate new First Mortgage Notes evidencing such transfer or exchange at the Registrar's request. No service charge to the Noteholder shall be made for any registration of transfer or exchange, but the Company may require from the transferring or exchanging Noteholder payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges pursuant to
Section 2.11, 4.15, 4.19 or 9.05).

         The Registrar shall not be required to register the transfer or exchange of (a) any First Mortgage Note for a period beginning at the opening of business 15 days before the mailing of a notice of redemption of First Mortgage Notes and ending at the close of business on the day of such mailing or (b) any First Mortgage Note selected, called or being called for redemption, except, in the case of any First Mortgage Note to be redeemed in part, the portion thereof not to be redeemed.

SECTION 2.08. Replacement First Mortgage Notes.

         If a mutilated First Mortgage Note is surrendered to the Trustee or if the Company and the Trustee receive an affidavit of the Holder or other evidence to their satisfaction that a First Mortgage Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement First Mortgage Note if the Trustee's requirements are met. The Trustee or the Company may require the Holders to deliver an indemnity bond sufficient in their judgment to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a First Mortgage Note is replaced. The Company may charge such Holder for its expenses in replacing a First Mortgage Note.

         Every replacement First Mortgage Note shall constitute an additional obligation of the Company.

SECTION 2.09. Outstanding First Mortgage Notes.

         First Mortgage Notes outstanding at any time are all First Mortgage Notes that have been authenticated by the Trustee, except for (a) those cancelled by it, (b) those delivered to it for cancellation and (c) those described in this Section as not outstanding. A First Mortgage Note does not cease to be outstanding because the Company or one of its Affiliates holds the First Mortgage Note.

         If a First Mortgage Note is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced First

Mortgage Note is held by a bona fide purchaser in whose hands such First Mortgage Note is a legal, valid and binding obligation of the Company.

         If the Paying Agent (other than the Company or a Subsidiary) holds, on any redemption date or the Maturity Date, money sufficient to pay all accrued interest and principal with respect to such First Mortgage Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such First Mortgage Notes cease to be outstanding and interest on them ceases to accrue.

SECTION 2.10. Treasury First Mortgage Notes.

         In determining whether the Holders of the required principal amount of First Mortgage Notes have concurred in any declaration of acceleration or notice of default or direction, amendment, modification, supplement, waiver or consent, First Mortgage Notes owned by the Company or an Affiliate of the Company, or any of their respective Affiliates, shall be disregarded as though they were not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, amendment, modification, supplement, waiver or consent, only such First Mortgage Notes which the Trustee knows are so owned shall be so disregarded.

SECTION 2.11. Temporary First Mortgage Notes.

         Until definitive First Mortgage Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary First Mortgage Notes. Temporary First Mortgage Notes shall be substantially in the form of definitive First Mortgage Notes but may have variations that the Company considers appropriate for temporary First Mortgage Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive First Mortgage Notes in exchange for temporary First Mortgage Notes. Until such exchange, temporary First Mortgage Notes shall be entitled to the same rights, benefits and privileges as definitive First Mortgage Notes.

SECTION 2.12. Cancellation.

         The Company at any time may deliver First Mortgage Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any First Mortgage

Notes surrendered to them for registration of transfer, exchange, redemption or payment. The Trustee shall cancel all First Mortgage Notes surrendered for registration of transfer, exchange, redemption, payment, replacement or cancellation and shall (subject to the record retention requirements of the Exchange Act) dispose of cancelled First Mortgage Notes unless the Company directs the Trustee to return such First Mortgage Notes to the Company, and, if so disposed, shall deliver a certificate of disposition thereof to the Company. The Company may not issue new First Mortgage Notes to replace First Mortgage Notes it has redeemed or paid or delivered to the Trustee for cancellation. First Mortgage Notes that are redeemed by the Company pursuant to Section 5 of the First Mortgage Notes, repurchased by the Company pursuant to Section 4.15 or
4.19 of the Indenture or otherwise acquired by the Company shall be surrendered to the Trustee for cancellation.

SECTION 2.13. Defaulted Interest.

         If the Company defaults on a payment of interest on the First Mortgage Notes, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Noteholders on subsequent special record date. Such record date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before such record date, the Company shall mail to each Noteholder a notice that states the record date, the payment date and the amount of defaulted interest and interest payable on such defaulted interest, if any, to be paid.

SECTION 2.14. Deposit of Moneys.

         On each Interest Payment Date and the Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or the Maturity Date, as the case may be, in a timely manner that permits the Trustee to remit payment to the Holders on such Interest Payment Date or the Maturity Date, as the case may be.

                                    ARTICLE 3

                           REDEMPTION AND REPURCHASE

SECTION 3.01 Notices to Trustee.

         If the Company elects to redeem First Mortgage Notes pursuant to
Section 5 of the First Mortgage Notes, it shall notify the Trustee and the Paying Agent in writing of the redemption date and the principal amount of First Mortgage Notes to be redeemed.

         The Company shall give each notice provided for in this Section 3.01 at least 75 days before the redemption date (unless a shorter notice shall be agreed to by the Trustee in writing), together with an Officers' Certificate stating that such redemption shall comply with the conditions contained herein and in the First Mortgage Notes.

SECTION 3.02. Selection of First Mortgage Notes To Be Redeemed.

         If less than all of the First Mortgage Notes are to be redeemed, the Trustee shall select the First Mortgage Notes to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the First Mortgage Notes being redeemed are listed or, if the First Mortgage Notes are not listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate.

         The Trustee shall make the selection from the First Mortgage Notes outstanding and not previously called for redemption. The Trustee shall promptly notify the Company in writing of such First Mortgage Notes selected for redemption and, in the case of First Mortgage Notes selected for partial redemption, the principal amount to be redeemed. The Trustee may select for redemption portions (equal to $l,000 or any integral multiple thereof) of the principal of First Mortgage Notes that have denominations larger than $l,000. First Mortgage Notes and portions of them the Trustee selects shall be in amounts of $l,000 or integral multiples of $1,000. Provisions of this Indenture that apply to First Mortgage Notes called for redemption also apply to portions of First Mortgage Notes called for redemption.

SECTION 3.03. Notice of Redemption.

         At least 30 days but not more than 60 days prior to a redemption date, the Company shall mail or cause the mailing of a notice of redemption by first-class mail to each Holder of First Mortgage Notes to be redeemed and the Trustee and Paying Agent.

         The notice shall identify the First Mortgage Notes to be redeemed and shall state:

         (1) the redemption date;

         (2) the redemption price and the amount of accrued interest, if any, to be paid;

         (3) the name and address of the Paying Agent;

         (4) that First Mortgage Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price and accrued interest, if any;

         (5) that, unless the Company defaults in making the redemption payment, interest on First Mortgage Notes called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holders is to receive payment of the redemption price upon surrender to the Trustee or the Paying Agent of the First Mortgage Notes redeemed;

         (6) if any First Mortgage Note is being redeemed in part, the portion of the principal amount (equal to $1,000 or any integral multiple thereof) of such First Mortgage Note to be redeemed and that, on and after the redemption date, upon surrender of such First Mortgage Note, a new First Mortgage Note or First Mortgage Notes in principal amount equal to the unredeemed portion thereof shall be issued without charge to the Noteholder; and

         (7) if less than all of the First Mortgage Notes are to be redeemed, the identification of the particular First Mortgage Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of First Mortgage Notes to be redeemed and the aggregate principal amount of the First Mortgage Notes estimated to be outstanding after the redemption.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

SECTION 3.04. Effect of Notice of Redemption.

         Once notice of redemption is mailed, First Mortgage Notes called for redemption become due and payable on the redemption date and at the redemption price and shall cease to bear interest from and after the redemption date (unless the Company shall default in the payment of the redemption price or accrued interest). Upon surrender to the Paying Agent, such First Mortgage Notes shall be paid at the redemption price, plus accrued interest to the redemption date but interest installments with respect to Interest Payment Dates that are on or prior to such redemption date shall be payable on the relevant Interest Payment Dates to Holders of record at the close of business on the relevant record date referred to in the First Mortgage Notes.

SECTION 3.05. Deposit of Redemption Price.

         At least one Business Day prior to the redemption date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the redemption price of and accrued interest on all First Mortgage Notes or portions thereof to be redeemed on that date.

         If any First Mortgage Note surrendered for redemption in the manner provided in the First Mortgage Notes shall not be so paid on the redemption date due to the failure of the Company to deposit sufficient funds with the Paying Agent, interest shall continue to accrue from the redemption date until such payment is made on the unpaid principal and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the date and in the manner provided in the First Mortgage Notes.

SECTION 3.06. First Mortgage Notes Redeemed in Part.

         Upon surrender of a First Mortgage Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder a new First Mortgage Note equal in principal amount to the unredeemed portion of the First Mortgage Note surrendered.

SECTION 3.07. Securities Exchange Act Requirements.

         In connection with any repurchase of First Mortgage Notes pursuant to this Indenture, the Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such requirements, laws and regulations are applicable.

                                   ARTICLE 4

                                   COVENANTS

SECTION 4.01. Payment of First Mortgage Notes.

         The Company shall pay, or cause to be paid, the principal of and interest on the First Mortgage Notes on the dates and in the manner provided in the First Mortgage Notes and this Indenture. An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or any Subsidiary) holds on that date money in immediately available funds designated for and sufficient to pay such installment. The Company agrees with the Trustee to deposit such funds with the Trustee or Paying Agent prior to the close of business on the Business Day immediately preceding the date such payment is due.

         The Company shall pay interest on overdue principal and (to the extent permitted by law) on overdue installments of interest at a rate equal to 13-1/2% per annum.

SECTION 4.02. Maintenance of Office or Agency.

         The Company shall maintain in the Borough of Manhattan in the City of New York, an office or agency where First Mortgage Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the First Mortgage Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 12.02 hereof.

         The Company may also from time to time designate one or more other offices or agencies where the First Mortgage Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or recission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan in the City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the office of Shawmut Trust Company located at 40 Broad Street, New York, New York 10004 and the corporate trust office of the Trustee located at 777 Main Street, Hartford, Connecticut 06115, as such offices of the Company in accordance with Section 2.04 hereof.

SECTION 4.03. Corporate Existence.

         Subject to Article 5, the Company shall do or cause to be done, at its own cost and expense, all things necessary to and shall cause each Subsidiary to, preserve and keep in full force and effect the corporate existence and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate existence of any Subsidiary, if in the judgment of the Board of Directors of the Company, (a) such preservation or existence is not desirable in the conduct of business of the Company or such Subsidiary and (b) the loss of such right, license or franchise or the dissolution of such Subsidiary is not adverse in any material respect to the Holders.

SECTION 4.04. Payment of Taxes and Other Claims; Tax Consolidation.

         The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company or any Subsidiary, and (b) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; provided, however, that, subject to the terms of the applicable Security Documents, the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate reserves (in the good faith judgment of the Board of Directors of the Company) have been made.

SECTION 4.05. Compliance Certificates.

         (a) The Company shall deliver to the Trustee, within 45 days after the end of each of the respective first three quarters of the Company's fiscal year, and within 90 days after the end of its respective fiscal year, Officers' Certificates of the Company stating (i) that a review of the activities of the Company during the preceding fiscal quarter or year, as the case may be, has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, (ii) that, to the best knowledge of such Officer, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge, their status and what action the Company is taking or proposes to take with respect thereto) and
(iii) that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the First Mortgage Notes are prohibited (or, if such event has occurred, describing the event and what action the Company is taking or proposes to take with respect thereto).

         (b) So long as (and to the extent) not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the annual financial statements delivered pursuant to Section 4.06 shall be accompanied by a written statement of the Company's independent public accountants that in making the examination necessary for certification of such annual financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards.

         (c) The Company shall, so long as any of the First Mortgage Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.06. SEC Resorts.

         (a) In accordance with the provisions of TIA S 314(a), at any time that the Company has a class of securities registered under the Exchange Act, the Company shall file with the Trustee, within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA S 314(a). In addition, at any time that the Company has a class of equity securities registered under the Exchange Act, the Company shall cause its annual report to stockholders and any quarterly or other financial reports furnished by it to stockholders generally to be filed with the Trustee and mailed, no later than the date such materials are mailed or made available to the Company's stockholders, to the Holders at their addresses as set forth in the register of securities maintained by the Registrar.

         (b) At any time that the Company does not have a class of securities registered under the Exchange Act, the Company shall furnish to the Trustee (who is hereby authorized and directed to furnish a copy thereof to any person requesting the same in writing) and shall mail (or cause to be mailed by the Trustee at the Company's expense) to each of the Holders at their addresses as set forth in the register of the First Mortgage Notes maintained by the Registrar within 60 days after the close of each of the first three quarters of each fiscal year and within 105 days after the close of each fiscal year consolidated balance sheets of the Company as of the end of each such quarter or fiscal year, as the case may be, and consolidated statements of income and changes in financial position of the

Company for the period commencing at the end of the Company's previous fiscal year and ending with the end of such quarter or fiscal year, as the case may be, all such financial statements setting forth in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end adjustments) by an Officer of the Company as having been prepared in accordance with GAAP consistently applied, and, in the case of annual consolidated financial statements, certified by independent public accountants of recognized standing and a discussion and analysis of the results of operations and financial condition of the Company and its subsidiaries for the periods presented, which discussion and analysis shall be prepared by the management of the Company in a manner responsive to the requirements of Item 303 (or any successor item or section) of Regulation S-K under the Exchange Act. All financial statements shall be prepared in accordance with GAAP consistently applied, except for changes with which the Company's independent public accountants concur and except that quarterly statements may be subject to year-end adjustments.

SECTION  4.07.    Waiver of Stay, Extension or Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the First Mortgage Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee but shall suffer and permit the execution of every such power as though no such law had been enacted.


SECTION 4.08. Maintenance of Properties; Insurance; Books and Records; Compliance with Law.

         (a) Subject to the applicable provisions of the Security Documents, the Company shall, and shall cause each Subsidiary to, at all times cause all properties used or useful in the conduct of its business to be maintained and kept in good working order and condition, ordinary wear and tear excepted, and shall cause to be made all necessary (in the good faith opinion of management) repairs, renewals, replacements, additions, betterments and improvements thereto.


         (b) The Company shall and shall cause each Subsidiary to maintain insurance with insurance companies or associations with a rating of "A" or better, as established by Best's Rating Guide (or an equivalent rating with such other publication of a similar nature as shall be in current use), subject to the provisions of the applicable Security Documents, in such amounts and covering such risks as are usually and customarily carried with respect to similar facilities according to their respective locations.

         (c) The Company shall and shall cause each Subsidiary to keep proper books of record and account in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each Subsidiary, in accordance with GAAP consistently applied to the Company and its Subsidiaries taken as a whole.

         (d) Except as otherwise provided in the Security Documents, the Company shall and shall cause each Subsidiary to comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would adversely affect the business, prospects, earnings, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

SECTION  4.09.    Limitation on Restricted Payments.

         (a) The Company shall not, and shall cause each Subsidiary not to, directly or indirectly, make any Restricted Payment if, at the time of such Restricted Payment, or after giving effect thereto, (i) a Default or an Event of Default shall have occurred and be continuing, or (ii) the aggregate amount expended for all Restricted Payments subsequent to the Issue Date, including such Restricted Payment (the amount of any Restricted Payment, if other than cash, to be the fair market value thereof at the date of payment as determined in good faith by the Board of Directors of the Company), subsequent to the Issue Date, shall exceed the sum of (x) 50% of the aggregate Consolidated Net Income (or if such aggregate Consolidated Net Income is a loss, minus 100% of such loss) of the Company earned subsequent to the Issue Date and on or prior to the date that the Restricted Payment occurs (the "Reference Date") plus (y) 100% of the aggregate Net Cash Proceeds received by the

Company from any Person (other than a Subsidiary) from the issuance and sale (including upon exchange or conversion for other securities of the Company) subsequent to the Issue Date and on or prior to the Reference Date of Qualified Capital Stock (excluding (A) Qualified Capital Stock paid as a dividend on any Capital Stock or as interest on any Indebtedness and (B) any Net Cash Proceeds from issuances and sales financed directly or indirectly using funds borrowed from the Company or any Subsidiary, until and to the extent such borrowing is repaid).

         (b) Notwithstanding the foregoing, if no Default or Event of Default shall have occurred and be continuing as a consequence thereof, the provisions of Section 4.09(a) shall not prohibit:

         (i) the payment of any dividend within 60 days after the date of its declaration if the dividend would have been permitted on the date of declaration;

         (ii)     the acquisition of any shares of Capital Stock of the Company or the repayment of any Indebtedness of the Company in exchange for or solely out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of shares of Qualified Capital Stock;

         (iii) the making of Restricted Payments in an aggregate amount not to exceed $20,000,000;

         (iv) the acquisition and cancellation by the Company of any of the Debentures;

         (v)      payments to Holdings in an amount equal to the scheduled

     interest payments on the Subordinated Intercompany Note as in effect on the date of issuance of the Subordinated Intercompany Note, in each case made not more than 2 Business Days prior to the date on which such interest payments on the Subordinated Intercompany Note are due;

         (vi) payments by the Company to fund the operating expenses of Holdings in an amount not to exceed $500,000 per annum; and

         (vii) payments by the Company to Holdings pursuant to the Tax Sharing Agreement;

         provided that the declaration of each dividend paid in accordance with clause (i) above, each acquisition made in accordance with clause (ii) above and each Restricted Payment made in accordance with clause (iii) above shall be counted for purposes of computing amounts expended pursuant to clause (ii) of Section 4.09(a) and the amounts paid with respect to clauses (iv) - (vii) shall not be counted.

SECTION  4.10.    Limitation on Payment Restrictions Affecting Subsidiaries.


         The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, create or suffer to exist, or allow to become effective, any consensual Payment Restriction with respect to any Subsidiary, except for (a) any such restrictions contained in (i) the New Revolving Credit Agreement and related documents as in effect on the Issue Date as any such payment restriction may apply to any present or future Subsidiary, (ii) this Indenture, (iii) applicable law, (iv) Indebtedness of a Person existing at the time such Person becomes a Subsidiary (provided that (x) such Indebtedness is not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary, (y) such restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired, and (z) such Indebtedness is otherwise permitted to be incurred pursuant to Section 4.11), and (v) secured Indebtedness otherwise permitted to be incurred pursuant to Section 4.11 and that limits the right of the debtor to dispose of the assets securing such Indebtedness, (b) customary non-assignment provisions restricting subletting or assignment of any lease or assignment entered into by a Subsidiary, (c) customary net worth provisions contained in leases and other agreements entered into by a Subsidiary in the ordinary course of business, (d) customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (e) customary provisions in instruments or agreements relating to a Lien permitted to be created, incurred or assumed pursuant to Section 4.16 prohibiting the transfer of the property subject to the such Lien, and (f) restrictions contained in Indebtedness incurred to refinance, refund, extend or renew Indebtedness referred to in clause (a) above, provided that the restrictions contained therein are no more restrictive than those provided for in such Indebtedness being refinanced, refunded, extended or renewed.

SECTION  4.11. Limitation on Incurrences of Additional Indebtedness.

          (a) The Company shall not, and shall not permit any Subsidiary, directly or indirectly, to incur any Indebtedness; provided that if no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of any such Indebtedness, the Company may incur Indebtedness if on the date of the incurrence of such Indebtedness the Consolidated Interest Coverage Ratio of the Company would be greater than 2.0 to
1.0 for the period from the Issue Date through and including September 30, 1993; greater than 2.25 to 1.0 for the period from October 1, 1993 through and including September 30, 1994; and greater than 2.5 to 1.0 thereafter; provided, further, that if no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of any such Indebtedness, the Company may incur Indebtedness the proceeds of which are applied exclusively to finance Capital Expenditures of the Company if on the date of the incurrence of such Indebtedness the Consolidated Interest Coverage Ratio of the Company (which, for this purpose only, shall be calculated by using a Pro Forma Period for EBITDA of the most recent twelve full fiscal quarters for which financial information is available immediately prior to the Transaction Date and dividing such EBITDA amount by three) would be greater than 2.0 to 1.0 for the period from the Issue Date through and including September 30, 1993,
2.25 to 1.0 for the period from October 1, 1993 through and including September 30, 1994, and 2.5 to 1.0 thereafter; and provided, further, that a Subsidiary may incur Acquired Indebtedness to the extent such Indebtedness could have been incurred by the Company pursuant to the second next preceding proviso.

          (b)  The limitations set forth in Section 4.11(a) shall not apply to:

          (i) Indebtedness of the Company and its Subsidiaries outstanding immediately after the issuance of the First Mortgage Notes,

          (ii) New Revolving Credit Debt in an aggregate principal amount at time outstanding not to exceed the greater of (x) $100,000,000 and (y) the sum of 85% of Eligible Accounts Receivable plus 65% of Eligible Inventory that is scrap, billets, rebar and merchant bar plus 60% of all other Eligible Inventory (each as defined in the New

     Revolving Credit Agreement as in effect on the Issue Date),

         (iii)    the Subordinated Intercompany Note and the Atlas Note,

         (iv)     Indebtedness of the Company under Interest Swap Obligations,

         (v)      Refinancing Indebtedness,

         (vi) Indebtedness of the Company, the proceeds of which are used solely to finance Capital Expenditures of the Company; provided that such Indebtedness does not exceed an aggregate of $25,000,000 outstanding at any one time,

         (vii) additional Indebtedness of the Company not to exceed $30,000,000 at any time outstanding

SECTION 4.12.  Limitation on Issuance of Subordinated Indebtedness.

         The Company shall not issue any Indebtedness that is subordinate by its express terms to any Indebtedness of the Company unless the First Mortgage Notes constitute senior indebtedness or such other terms as denotes priority status under the terms of such subordinated Indebtedness.

SECTION 4.13.  Guarantees of Certain Indebtedness.

         The Company shall not permit any Subsidiary to (a) Incur, guarantee or secure through the granting of Liens the payment of any portion of the New Revolving Credit Debt or (b) pledge any intercompany notes representing obligations of any Subsidiary to secure the payment of any portion of the New Revolving Credit Debt, in each case unless such Subsidiary, the Company and the Trustee execute and deliver a supplemental indenture evidencing such Subsidiary's Guarantee of the First Mortgage Notes, such Guarantee to be a senior unsecured obligation of such Subsidiary; provided, however, that the foregoing restrictions shall not apply to the pledge by the Company in favor of the New Revolving Credit Debt of an intercompany note from Atlas secured by a Lien on inventory and accounts receivable of Atlas.

SECTION  4.14.    Limitation on Transactions with Affiliates.

         (a) Neither the Company nor any Subsidiary shall (i) sell, lease, transfer or otherwise dispose of any of its properties, assets or securities to, (ii) purchase any property, assets or securities from, (iii) make any Investment in, or (iv) enter into or suffer to exist any contract or agreement with, or for the benefit of, any Affiliate (other than the Company or a Subsidiary of the Company) in which the Company itself or a Subsidiary owns, directly or indirectly, any equity interest of a Significant Stockholder (and any Affiliate of such Significant Stockholder) of the Company or any Subsidiary (an Affiliate Transaction"), other than Affiliate Transactions (including lease transactions and engineering or technological assistance agreements and similar arrangements with Kyoei) in the ordinary course of business, that are fair to the Company or such Subsidiary, as the case may be, and are on terms at least as favorable as would reasonably have been obtainable at such time from an unaffiliated party; provided, that neither the Company nor any Subsidiary shall enter into Affiliate Transactions having a value that exceeds $5,000,000 individually or $10,000,000 in the aggregate in any twelve-month period unless the Board of Directors of the Company or such Subsidiary, as the case may be, pursuant to a Board Resolution, reasonably and in good faith determines that such Affiliate Transaction is fair to the Company or such Subsidiary, as the case may be, and is on terms at least as favorable as would reasonably have been obtainable at such time from an unaffiliated party.

         (b) The limitations set forth in Section 4.14(a) shall not apply to
(i) any Restricted Payment that is made in compliance with Section 4.09, (ii) reasonable and customary fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Subsidiary, as determined by the Board of Directors of the Company or such Subsidiary or the senior management thereof in good faith, (iii) transactions exclusively between or among the Company and any of its Wholly Owned Subsidiaries or exclusively between or among such Subsidiaries; Provided that such transactions are not otherwise prohibited by this Indenture or the Security Documents, and (iv) any agreement as in effect as of the Issue Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) so long as any such amendment is not adverse to the Holders in any material respect, (v) the existence of, or the performance by the Company or any Subsidiary of its obligations under the terms of, any stockholders agreement (including any registration rights agreement or purchase agreement related thereto) to which it is party as of the Issue Date and any similar agreements which it may enter into thereafter; provided that the existence of, or the performance by the Company or any Subsidiary of obligations under any future amendment to, any such existing agreement or under any similar agreement entered into after the Issue Date shall only be permitted by this clause (v) to the extent that the terms of any such amendment or new agreement are not otherwise adverse to the Holders in any material respect, and (vi) transactions permitted by, and complying with, the provisions set forth in Article 5.


SECTION  4.15.    Limitation on Asset Sales.

         (a) The Company shall not, and shall not permit any Subsidiary to, consummate an Asset Sale (other than any Asset Sale relating to all or any portion of the 432 acres of undeveloped land owned by the Company and located in Tampa, Florida) unless (i) the Company or its applicable Subsidiary receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold and (ii) at least 75% of the consideration so received by the Company or such Subsidiary is in the form of cash.

         (b) Upon consummation of any Asset Sale that involves the sale of Collateral or upon the receipt by the Trustee of any Net Proceeds or Net Award pursuant to the provisions of Section 1.12.3 or 1.12.4(a) or (b) of any Mortgage, the Company shall, or shall cause its applicable Subsidiary to, within 180 days of the receipt of the proceeds therefrom, either (i) reinvest the Net Cash Proceeds of such Asset Sale in a manner that would constitute a Related Business Investment; provided that the property acquired as a Related Business Investment shall be subject to a first priority Lien in favor of the Trustee and shall constitute Collateral or (ii) apply or cause to be applied such Net Cash Proceeds, Net Proceeds or Net Award to the purchase of First Mortgage Notes tendered to the Company for purchase at a price equal to 100% of the principal amount thereof, plus accrued interest thereon to the date of purchase pursuant to an offer to purchase made by the Company as set forth below (a "Net Proceeds Offer"), provided that the first $10,000,000 of Net Cash Proceeds from Asset Sales (during the period in which First Mortgage Notes are outstanding) that are not applied in accordance with clause (i) above are not subject to this clause (ii); and provided further that the

Company shall only be required to make a Net Proceeds Offer pursuant to clause
(ii) above if the aggregate amount of Net Cash Proceeds, Net Proceeds or Net Award subject to clause (ii) above exceeds $3,000,000, and then all such Net Cash Proceeds, Net Proceeds or Net Awards so available shall be used to make Net Proceeds Offer. Prior to the time that the Company is required to make a Net Proceeds Offer, all Net Cash Proceeds in excess of the first $10,000,000 of Net Cash Proceeds from Asset Sales that are not applied in accordance with clause (i) above and all Net Proceeds and Net Awards received by the Trustee pursuant to Section 1.12.3, 1.12.4(a) or 1.12.4(b) of any Mortgage will be deposited in the Collateral Account under this Indenture. Net Cash Proceeds, Net Proceeds or Net Awards so deposited may be withdrawn from the Collateral Account pursuant to Article 11 hereof.

         (c) The Company shall provide the Trustee with notice of the Net Proceeds Offer at least 30 days before any notice of any Net Proceeds Offer is mailed to Holders of the First Mortgage Notes (unless shorter notice is acceptable to the Trustee). Notice of a Net Proceeds Offer shall be mailed by the Company to all Holders of First Mortgage Notes, with a copy to the Trustee and the Paying Agent, not less than 60 days nor more than 180 days after the relevant Asset Sale or after the destruction or condemnation resulting in such Net Proceeds or Net Award at their last registered address which notice shall specify the purchase date (which shall be no earlier than 30 days nor later than 50 days from the date such notice is mailed) (the "Net Proceeds Payment Date"). The Net Proceeds Offer shall remain open from the time of mailing for at least 20 Business Days and until at least 5:00 p.m., New York City time, on the Net Proceeds Payment Date. The notice, which shall govern the terms of the Net Proceeds Offer, shall include such disclosures as are required by law and shall state:

         (i)      that the Net Proceeds Offer is being made pursuant to this
    Section 4.15;

         (ii) the purchase price (including the amount of accrued interest, if any) for each First Mortgage Note and the Net Proceeds Payment Date;

         (iii) that any First Mortgage Note not tendered or accepted for payment shall continue to accrue interest in accordance with the terms thereof;

                  (iv) that any First Mortgage Note accepted for payment pursuant to the Net Proceeds Offer shall cease to accrue interest after the Net Proceeds Payment Date;

                  (v) that Holders electing to have First Mortgage Notes purchased pursuant to a Net Proceeds Offer must surrender their First Mortgage Notes, with the form "Option of Noteholder to Elect Purchase" on the reverse of the First Mortgage Notes completed, to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Net Proceeds Payment Date and must complete any form letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent;

                  (vi) that Holders shall be entitled to withdraw their elections if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Business Day immediately preceding the Net Proceeds Payment Date, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of First Mortgage Notes the Holder delivered for purchase, the First Mortgage Note certificate number (if any) and a statement that such Holder is withdrawing his election to have such First Mortgage Notes purchased;

                  (vii) that if First Mortgage Notes in a principal amount in excess of the Holders' pro rata share of the Net Cash Proceeds, Net Proceeds or Net Award are tendered pursuant to the Net Proceeds Offer, the Company shall purchase First Mortgage Notes on a pro rata basis among the First Mortgage Notes tendered (with such adjustments as may be deemed appropriate by the Company so that only First Mortgage Notes in denominations of $1,000 or integral multiples of $1,000 shall be acquired);

                  (viii) that Holders whose First Mortgage Notes are purchased only in part shall be issued new First Mortgage Notes equal in principal amount to the unpurchased portion of the First Mortgage Notes surrendered; and

                  (ix) the instructions that Holders must follow to tender their First Mortgage Notes.

                  On or before the Net Proceeds Payment Date, the Company shall
(i) accept for payment, on a pro rata basis among the First Mortgage Notes, First Mortgage Notes or portions thereof tendered pursuant to the Net Proceeds Offer and (ii) deliver to the Paying Agent the First Mortgage Notes so accepted together with an Officers' Certificate setting forth the First Mortgage Notes or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to each Holder of First Mortgage Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to each such Holder a new First Mortgage Note equal in principal amount to any unpurchased portion of the First Mortgage Notes surrendered upon receipt from the Company thereof. Any First Mortgage Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Net Proceeds Offer on the first Business Day following the Net Proceeds Payment Date. To the extent the Holders' pro rata portion of a Net Proceeds Offer is not fully subscribed to by such Holders, the Company may retain (free and clear of the Lien of this Indenture and the Security Documents) such unutilized portion. The Paying Agent shall promptly deliver to the Company the balance of any such Trust Moneys held by the Paying Agent after payment to the Holders as aforesaid. For purposes of this Section 4.15, so long as the Collateral Agent is also the Trustee, the Collateral Agent shall act as the Paying Agent and, otherwise, the Trustee shall act as Paying Agent.

         The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of First Mortgage Notes pursuant to the Net Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.15, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section
4.15 by virtue thereof.

SECTION  4.16.    Limitation on Liens.

         The Company shall not, and shall not permit any of its Subsidiaries to, incur or suffer to exist any Liens upon any of their respective assets, except for (i) existing and future Liens on Inventory and Accounts (each as defined in the New Revolving Credit Agreement as in effect on the Issue Date) securing New Revolving Credit Debt, (ii) Permitted Liens, (iii) Liens securing Acquired Indebtedness; provided that such Liens (a) are not incurred in connection with, or in contemplation of, the acquisition of the property or assets acquired, and (b) do not extend to or cover any property or assets of the Company or any Subsidiary other than the property or assets so acquired,
(iv) Liens securing Indebtedness to the extent incurred to refinance secured Indebtedness outstanding as of the Issue Date; provided that such refinancing Indebtedness shall be secured solely by the assets securing such currently outstanding Indebtedness being refinanced, (v) Liens to secure certain Indebtedness that is otherwise permitted hereunder and that is used to finance the cost of the property subject thereto; provided that (a) any such Lien is created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including sales and excise taxes, installation and delivery charges and other direct costs of, and other direct expenses paid or charged in connection with, such purchase or construction) of the property subject thereto, (b) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such cost, (c) such Lien does not extend to or cover any other property other than such item of property and any improvements on such item of property and (d) the principal amount of Indebtedness secured by such Liens shall not exceed (x) $25,000,000 outstanding at any time and (y) $5,000,000 incurred in any twelve-month period,
(vi) Liens existing on the Issue Date, (vii) additional Liens on assets and properties of the Company, securing Indebtedness permitted to be incurred hereunder in an amount not to exceed $20,000,000, provided that if such additional Liens are on assets that comprise Collateral, such Liens shall be pari passu with, or subordinate to, the Lien on such Collateral in favor of the Trustee, and the holders or representative of such Indebtedness shall enter into an intercreditor agreement with the Trustee substantially in the form of
Exhibit II hereto, with such changes to reflect a subordinate Lien position as may be necessary, (viii) Liens in favor of the Trustee, and (ix) any replacement, extension or renewal, in whole or in part, of any Lien described in the foregoing clauses, provided that to the extent any such clause limits the amount secured or the assets subject to such Liens, no extension or renewal shall increase the amount or the assets subject to such Liens beyond the amounts set forth in such limits.

SECTION  4.17     Limitation on Sale-Leaseback Transactions.

         The Company shall not enter into, renew or extend, or permit any Subsidiary to enter into, renew or extend, any transaction or series of related transactions pursuant to which the Company or any such Subsidiary sells or transfers any property or asset in connection with the leasing, or the resale against installment payments, or as part of an arrangement involving the leasing or the resale against installment payments, of such property or asset to the seller or transferor (a"Sale-Leaseback Transaction") except a Sale-Leaseback Transaction involving only the sale and transfer of property or assets acquired after the Issue Date and not constituting Collateral, provided that (i) net proceeds received from the Sale-Leaseback Transaction shall be deemed to be proceeds of Indebtedness incurred in an amount equal to such net proceeds and (ii) after giving effect to such Sale-Leaseback Transaction on a pro forma basis, (a) the Company shall be in compliance with Section 4.11 and
(b) such property or assets shall be used in the ordinary course of business of the Company or such Subsidiary.


SECTION  4.18     Limitation on Issuance of Preferred Stock by Subsidiaries

         The Company shall not permit any Subsidiary to, directly or indirectly, issue, contingently or otherwise, any shares of such Subsidiary's Preferred Stock, warrants, rights or options to purchase or acquire shares of such Subsidiary's Preferred Stock now or hereafter authorized for issuance except to the Company or a Wholly Owned Subsidiary of the Company.

SECTION  4.18     Change of Control

         In the event of a Change of Control (the date of such occurrence, the "Change of Control Date"), the Company shall notify the Holders of First Mortgage Notes in writing of such occurrence and shall make an offer to purchase (the "Change of Control Offer") on a Business Day (the "Change of Control Payment Date") not earlier than 30 days nor later than 60 days from the date such notice is mailed all First Mortgage Notes then outstanding at a purchase price equal to 101% of the principal amount thereof plus accrued interest to the Change of Control Payment Date, if any.

                  Notice of a Change of Control Offer shall be mailed by the Company within 30 days following the Change of Control Date to the Holders of First Mortgage Notes at their last registered addresses with a copy to the Trustee and the Paying Agent. The Change of Control Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, on the Change of Control Payment Date. The notice, which shall govern the terms of the Change of Control Offer, shall include such disclosures as are required by law and shall state:

                  (a) that the Change of Control Offer is being made pursuant to this Section 4.19 and that all First Mortgage Notes shall be accepted for payment;

                  (b) the purchase price (including the amount of accrued interest, if any) for each First Mortgage Note and the Change of Control Payment Date;

                  (c) that any First Mortgage Note not tendered or accepted for payment shall continue to accrue interest in accordance with the terms thereof;

                  (d) that any First Mortgage Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                  (e) that Holders electing to have First Mortgage Notes purchased pursuant to a Change of Control Offer must surrender their First Mortgage Notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Change of Control Payment Date and must complete any form letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent;

                  (f) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Change of Control Payment Date, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of First Mortgage Notes the Holder delivered for purchase, the First Mortgage Note certificate number (if any) and a statement that such Holder is withdrawing his election to have such First Mortgage Notes purchased;

                  (g) that Holders whose First Mortgage Notes are purchased only in part shall be issued First Mortgage Notes equal in principal amount to the unpurchased portion of the First Mortgage Notes surrendered;

                  (h) the instructions that Holders must follow to tender their First Mortgage Notes; and

                  (i) the circumstances and relevant facts regarding such Change of Control (including, but not limited to, information with respect to pro forma historical financial information after giving effect to such Change of Control, information regarding the Persons acquiring control and such Person's business plans going forward).


                  On the Change of Control Payment Date, the Company shall (i) accept for payment First Mortgage Notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all First Mortgage Notes or portions thereof so tendered and accepted and (iii) deliver to the Trustee the First Mortgage Notes so accepted together with an Officers' Certificate setting forth the First Mortgage Notes or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of First Mortgage Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new First Mortgage Note equal in principal amount to any unpurchased portion of the First Mortgage Note surrendered upon receipt from the Company thereof. Any First Mortgage Notes not so accepted shall be promptly mailed or delivered by the Company to the holder thereof. The Company shall publicly announce the results of the Change of Control Offer not later than the first Business Day following the Change of Control Payment Date.

                  The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act, and any other securities laws or regulations in connection with the repurchase of First Mortgage Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.19, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.19 by virtue thereof.

SECTION  4.20.    Maintenance of Consolidated Net Worth.

         The Company shall maintain, as of the end of each fiscal quarter of the Company, a Consolidated Net Worth in excess of $75,000,000.

SECTION  4.21.    Amendment to Security Documents.

         The Company shall not amend, modify or supplement, or permit or consent to any amendment, modification or supplement of, the Security Documents in any way that would be adverse to the Holders of the First Mortgage Notes.

SECTION  4.22.    Inspection and Confidentiality.

         (a) The Company shall, and shall cause each of its Subsidiaries to, permit authorized representatives of the Trustee and the Collateral Agent to visit and inspect the properties of the Company or its Subsidiaries, and any or all books, records and documents in the possession of the Company relating to the Collateral, and to make copies and take extracts therefrom and to visit and inspect the Collateral, all upon reasonable prior notice and at such reasonable times during normal business hours and as often as may be reasonably requested.

         (b) The Trustee and the Collateral Agent and their respective authorized representatives referred to in Section 4.22(a) agree not to use any information obtained pursuant to this Section 4.22 for any unlawful purpose and to keep confidential and not to disclose any such information to any Person except that (i) the recipient of the information may disclose any information that becomes publicly available other than as a result of disclosure by such recipient, (ii) the recipient of the information may disclose any information that its counsel reasonably concludes is necessary to be disclosed by law, pursuant to any court or administrative order or ruling or in any pending legal or administrative proceeding or investigation after prior written notice, reasonable under the circumstances, to the Company, and (iii) the recipient of the information may disclose any information necessary to be disclosed pursuant to any provision of the TIA.

SECTION  4.23.    Use of Proceeds.

         The Company shall use any of the proceeds of the First Mortgage Notes in the manner described in the Prospectus. The Company shall not use any part of such proceeds to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Neither the issuance of any First Mortgage Note nor the use of the proceeds thereof shall violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

SECTION  4.24.    Impairment of Security Interest.

         The Company shall not take or omit to take any action, which action or omission might or would have the result of affecting or impairing the security interest in favor of the Trustee for the benefit of the Noteholders, with respect to the Collateral, and the Company shall not grant to any Person (other than the Trustee and the Holders of the First Mortgage Notes) any interest whatsoever in the Collateral, except, in either case, as expressly permitted by this Indenture and the Security Documents.

SECTION  4.25.    Sale or Discount of Receivables.

         As long as any Indebtedness is outstanding under the New Revolving Credit Agreement (unless such Indebtedness is permitted by and incurred under Section 4.11(a) or Section 4.11(b)(vii)), the Company will not, nor will it permit any of its Subsidiaries to, sell, with or without recourse, or discount or otherwise sell for less than the face value thereof, any of its Eligible Accounts Receivable (as defined in the New Revolving Credit Agreement as in effect on the date hereof without giving effect to subclause (o) of the definition thereof). Notwithstanding the foregoing, the Company or any Subsidiary may sell, with or without recourse, or discount or otherwise sell for less than the face value thereof, any of its respective accounts receivable in connection with the exercise of any rights or remedies of the lenders under the New Revolving Credit Agreement or to satisfy any obligations thereunder.

                                   ARTICLE 5

                             SUCCESSOR CORPORATION

SECTION  5.01.    When Company May Merge etc.

         The Company, in a single transaction or through a series of related transactions, shall not (a) consolidate with or merge with or into any other person, or transfer (by lease, assignment, sale or otherwise) all or substantially all of its properties and assets as an entirety or substantially as an entirety to another Person or group of affiliated Persons, or (b) adopt a Plan of Liquidation, unless, in either case,

                  (i) either the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company as an entirety or substantially as an entirety (or, in the case of a Plan of Liquidation, one Person to which assets are transferred) (the Company or such other person, the "Surviving Person") shall be a corporation organized and validly existing under the laws of the United States, any state thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, all the obligations of the Company under the First Mortgage Notes, the Indenture and the Security Documents;

                  (ii) immediately after and giving effect to such transaction and the assumption contemplated by clause (i) above and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith,

                           (A)      the Surviving Person shall have a
                  Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction, and

                           (B) if the Consolidated Interest Coverage Ratio of the Company immediately preceding the transaction is within a range set forth under column X below, then the Surviving Person shall have a Consolidated Interest Coverage Ratio at least equal to the lesser of (1) the actual Consolidated Interest Coverage Ratio of the Company multiplied by the appropriate percentage set forth in column Y and (2) the ratio set forth in column Z below:

                       X                      Y        Z
                  1.11 to 1.99               90%     1.60
                  2.00 to 2.99               80%     2.10
                  3.00 to 3.99               70%     2.40
                  4.0 or more                60%     2.50

         ; provided that, if, immediately after giving effect to such transaction on a pro forma basis, the Consolidated Interest Coverage Ratio of the Company or the Surviving Person, as the case may be, is 3.00:1 or more, the calculation in the preceding subclause (ii)(B) shall be inapplicable and such transaction shall be deemed to have complied with the requirements of such provision; and

         (iii) immediately preceding and immediately after giving effect to such transaction and the assumption of the obligations as set forth in clause
(i) above and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, no Default or Event of Default shall have occurred and be continuing. For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more Subsidiaries, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

SECTION  5.02.    Surviving Person Substituted.

         Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company or any adoption of a Plan of Liquidation in accordance with Section 5.01, the Surviving Person formed by such consolidation or into which the Company is merged or to which such transfer is made (or, in the case of a Plan of Liquidation, to which assets are transferred) shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Person had been named as the Company herein.

                                   ARTICLE 6

                             DEFAULT AND REMEDIES

SECTION  6.01.    Events of Default.

         (a)      An "Event of Default" occurs if:

         (i) the Company defaults in the payment of interest on any First Mortgage Note when the same becomes due and payable and the Default continues for a period of 30 days;

         (ii) the Company defaults in the payment of the principal of any First Mortgage Note when the same becomes due and payable, whether at maturity, upon redemption, acceleration or otherwise;

         (iii) the Company fails to observe or perform any of its agreements or covenants in, or provisions of, the First Mortgage Notes, the Security Documents or this Indenture, and such failure continues for the period and after the notice specified below;

         (iv) the Company defaults in the payment of any Indebtedness, whether such Indebtedness now exists or shall hereafter be created, if both (i) such default either (x) results from the failure to pay any such Indebtedness at its stated final maturity (after giving effect to the extension of such maturity date by the holders of such Indebtedness and after the expiration of any grace period in respect of such final scheduled principal installment contained in the instrument under which such Indebtedness is outstanding), or
(y) relates to an obligation other than the obligation to pay such Indebtedness at its stated final maturity and results in the holder(s) of such Indebtedness causing such Indebtedness to become due prior to its stated maturity and the causing of such Indebtedness to become due prior to its stated maturity is not rescinded, annulled or otherwise cured within 10 days after the Company receives notice that such Indebtedness is due prior to its stated maturity, and
(ii) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default in paying principal at stated final maturity or the maturity of which has been so accelerated, aggregate $5,000,000 or more at any one time outstanding;

         (v) the occurrence of a default or event of default (in each case that shall continue beyond the expiration of any applicable grace periods) under or the occurrence of any other event that would permit the acceleration of the maturity of any Indebtedness that is secured by a Lien on property permitted by clauses (v) or (vi) of Section 4.16, which default or event of default could result in foreclosure on property having an aggregate value in excess of $2,000,000;

         (vi) the occurrence of a default or event of default (in each case that shall continue beyond the expiration of any applicable grace period) under or the occurence of any other event that would permit the acceleration of any Indebtedness which is secured by a Lien on Collateral permitted by clause (vii) of Section 4.16;

         (vii) any final judgment or order for the payment of money in excess of $5,000,000 shall be entered against the Company or any Significant Subsidiary and shall not be discharged for a period of 60 days after the judgment becomes final and non-appealable;

         (viii) either the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (A)      commences a voluntary case or proceeding;

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding;

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

                  (D) makes a general assignment for the benefit of its creditors;

         (ix) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company or any Significant Subsidiary in an involuntary case or proceeding;

                           (B) appoints a Custodian of the Company or any Significant Subsidiary or for all or any substantial part of their respective properties; or

                           (C) orders the liquidation of the Company or any Significant Subsidiary of the Company;

         and in each case the order or decree remains unstayed and in effect for 60 days; and

                  (x) the lenders under the New Revolving Credit Agreement commence judicial proceedings to foreclose upon any material portion of the assets of the Company and its Subsidiaries or have exercised any right under applicable law or such security documents to take ownership of any such material portion of such assets in lieu of foreclosure.

                  (b) A Default under Section 6.01(a)(iii) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding First Mortgage Notes notify the Company and the Trustee, and the Company does not cure the Default within 30 days after receipt of the notice; provided, however, that any default under Sections 4.09, 4.15, 4.17, 4.19, 4.24 or 5.01 shall constitute an Event of Default upon receipt by the Company of a notice specifying such Default. Any notice of default delivered hereunder must specify the Default in reasonable detail, demand that it be remedied and state that the notice is a "Notice of Default" hereunder.

         SECTION  6.02.    Acceleration.

                  If an Event of Default (other than an Event of Default specified in Section 6.01(a)(viii) or 6.01(a)(ix)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% of the aggregate principal amount of the First Mortgage Notes then outstanding by notice to the Company and the Trustee, may declare the principal of and accrued and unpaid interest on all the First Mortgage Notes to be due and payable. If an Event of Default specified in Section 6.01(a)(viii) or 6.01(a)(ix) occurs, then the principal of, and accrued but unpaid interest on, all the First Mortgage Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in aggregate principal amount of the then outstanding First Mortgage Notes may, by written notice to the Trustee, rescind such declaration of acceleration if the rescission of acceleration would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, other than the nonpayment of principal or accrued interest that has become due solely as a result of such acceleration.

SECTION  6.03.    Other Remedies.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the First Mortgage Notes or to enforce the performance of any provision of the First Mortgage Notes, this Indenture or the Security Documents.

                  All rights of action and claims under this Indenture or the First Mortgage Notes may be enforced by the Trustee even if the Trustee does not possess any of the First Mortgage Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

                  Each Noteholder, by accepting a First Mortgage Note, acknowledges that the exercise of remedies by the Trustee with respect to the Collateral is subject to the terms and conditions of the Security Documents and the proceeds received upon realization of the Collateral shall be applied by the Trustee in accordance with Section 6.10 hereof.

SECTION  6.04.    Waiver of Past Defaults.

                  Subject to Sections 6.07 and 9.02 hereof, the Holders of at least a majority in principal amount of the outstanding First Mortgage Notes by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a Default specified in Section 6.01(a)(viii) and 6.01(a)(ix) hereof or in respect of any provision hereof that cannot be modified or amended without the consent of the Holder so affected pursuant to
Section 9.02 hereof. When a Default or Event of Default is waived, it is cured and ceases.

SECTION 6.05.  Control by Majority.

          The Holders of at least a majority in principal amount of the outstanding First Mortgage Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it; provided, however, that the Trustee may refuse to follow any direction that (i) conflicts with law or this Indenture,
(ii) the Trustee determines may be unduly prejudicial to the rights of another Noteholder, or (iii) may involve the Trustee in personal liability unless the Trustee has indemnification satisfactory to it in its sole discretion against any loss or expense caused by its following such direction; and provided, further, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

SECTION 6.06.  Limitation on Remedies.

          Except as provided in Section 6.07 hereof, a Noteholder may not pursue any remedy with respect to this Indenture or the First Mortgage Notes unless:

          (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (b) the Holders of at least 25% in aggregate principal amount of the outstanding First Mortgage Notes make a written request to the Trustee to pursue the remedy;

          (c) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, provision of indemnity; and

          (e) during such 60-day period the Holders of a majority in principal amount of the outstanding First Mortgage Notes do not give the Trustee a direction that, in the opinion of the Trustee, is inconsistent with the request.

          The foregoing limitations shall not apply to a suit instituted by a Holder for the enforcement of the payment of principal of or accrued interest on such First Mortgage Note on or after the respective due dates set forth in such First Mortgage Notes.

          A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over such other Noteholder.

SECTION 6.07.  Rights of Holders to Receive Payment.

          Notwithstanding any other provision of this Indenture, the right of any Holder of a First Mortgage Note to receive payment of principal of and interest on the First Mortgage Note, on or after the respective due dates expressed in the First Mortgage Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder except to the extent that the institution or prosecution of such suit or entry of judgment therein would, under applicable law, result in the surrender, impairment or waiver of the Lien of this Indenture and the Security Documents upon the Collateral.

SECTION 6.08.  Collection Suit by Trustee.

          If an Event of Default specified in Section 6.01(a)(i) or 6.01(a)(ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company (or any other obligor upon the First Mortgage Notes) for the whole amount of principal and accrued interest remaining unpaid, together with interest over-due on principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the First Mortgage Notes, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.  Trustee May File Proofs of Claim.

          The Trustee shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the

First Mortgage Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any custodian in any such judicial proceedings is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the First Mortgage Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

SECTION 6.10.  Priorities.

          If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          First: to the Trustee for amounts due under Section 7.07 hereof and for amounts due under the Security Documents (other than payments of interest and principal described in the next two sub-clauses)

          Second: to Noteholders for interest accrued on the First Mortgage Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the First Mortgage Notes for interest;

          Third: to Noteholders for principal amounts owing under the First Mortgage Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the First Mortgage Notes for principal; and

          Fourth: to the Company or any other obligors on the First Mortgage Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

          The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Noteholders pursuant to this
Section 6.10.

SECTION 6.11.  Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in aggregate principal amount of the outstanding First Mortgage Notes.

SECTION 6.12.  Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.01.  Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and shill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

          (b)  Except during the continuance of an Event of Default:

               (i) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                    (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                    (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

                    (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                    (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.02, 6.04 or 6.05.

                    (iv) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers unless it receives indemnity satisfactory to it for the repayment of such funds or against such risk or liability.

                    (v) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (i), (ii), (iii) and
          (vi) of this Section 7.01(c).

                    (vi) Subject to Section 11.04 hereof, the Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02.  Rights of Trustee.

          Subject to Section 7.01:

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney in accordance with Section 4.22.

          (b) Before the Trustee acts or refrains from acting with respect to any matter contemplated by this Indenture, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 12.05 hereof. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

          (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent (other than the negligence or wilful misconduct of an agent who is an employee of the Trustee) appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

          (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) Subject to Section 9.02 hereof, the Trustee may (but shall not be obligated to), without the consent of the Holders, give any consent, waiver or approval required under the Security Documents or by the terms hereof with respect to the Collateral, but shall not without the consent of the Holders of a majority in aggregate principal amount of the First Mortgage Notes at the time outstanding (i) give any consent, waiver or approval or (ii) agree to any amendment or modification of the Security Documents, in each case, that shall have an adverse effect on the interests of any Holder. The Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any consent, waiver, approval, amendment or modification shall have an adverse effect on the interests of any Holder.

SECTION 7.03.  Individual Rights of Trustee.

          The Trustee in its individual or any other capacity may become the owner or pledges of First Mortgage Notes or any securities of the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.04.  Trustee's Disclaimer.

          The statements contained herein and in the First Mortgage Notes, except the certificate of authentication on the First Mortgage Notes, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Company thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any Collateral pledged and deposited with the Trustee, or as to the validity or sufficiency of this Indenture or of the First Mortgage Notes. The Trustee shall not be accountable for the use or application by the Company of the First Mortgage Notes or the proceeds thereof or of any money paid to the Company or any Person designated by the Company under any provision hereof. The Trustee makes no representations with respect to the effectiveness or adequacy of this Indenture or the Security Documents, or the validity or perfection, if any, of Liens granted under this Indenture or the Security Documents. The Trustee shall not be responsible for independently ascertaining or maintaining such validity or perfection, if any, and shall be fully protected in relying upon certificates and opinions delivered to it in accordance with the terms of this Indenture or the Security Documents.

SECTION 7.05.  Notice of Defaults.

          If a Default or an Event of Default occurs and is continuing and it is known to the Trustee, the Trustee shall mail to each Noteholder notice of the Default or Event of Default within 90 days after the occurrence of the Default or Event of Default. Except in the case of a Default or an Event of Default in payment of principal of or interest on any First Mortgage Note (including the failure to make a mandatory redemption or repurchase pursuant hereto), the Trustee may withhold the notice if and so long as the Trustee in good faith determines that withholding the notice is in the interest of Noteholders.

SECTION 7.06.  Reports by Trustee to Holders.

          To the extent required by TIA SS. 313(a), within 60 days after May 15 of each year commencing with 1993 and for as long as there are First Mortgage Notes outstanding hereunder, the Trustee shall mail to each Holder the Company's brief report dated as of such date that complies with TIA SS. 313(a). The Trustee also shall comply with TIA SS. 313(b), (c) and (d).A copy of such report at the time of its mailing to Holders shall be filed with the SEC, if required, and each stock exchange, if any, on which the First Mortgage Notes are listed.

          The Company shall promptly notify the Trustee if the First Mortgage Notes become listed on any national securities exchange and the Trustee shall comply with TIA S 313(d).

SECTION 7.07.  Compensation and Indemnity.

          The Company shall pay to the Trustee from time to time reasonable compensation for its services rendered hereunder and under the Security Documents. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it hereunder or under the Security Documents. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

          The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability or expense incurred by it in connection with the administration of this Indenture and the Security Documents and its respective duties hereunder or thereunder. The Trustee shall notify the Company promptly of any claim asserted against it for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

          To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the First Mortgage Notes on all money or property held or collected by the Trustee except money or property held in trust to pay principal of or interest on particular First Mortgage Notes.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(a)(viii) or 6.01(a)(ix), the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

          The Company's obligations under this Section 7.07 and any Lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article 8 of this Indenture and/or the termination of this Indenture.

SECTION 7.08.  Replacement of Trustee.

          The Trustee may resign by so notifying the Company in writing, such resignation to be effective upon the appointment of a successor Trustee. The Holders of a majority in principal amount of the outstanding First Mortgage Notes may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

          (a)  the Trustee fails to comply with Section 7.10:

          (b)  the Trustee is adjudged a bankrupt or an insolvent;

          (c) a receiver or other public officer takes charge of the Trustee or its property; or

          (d)  the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding First Mortgage Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately thereafter, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the Lien provided in Section 7.07), the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Noteholder.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding First Mortgage Notes may petition any court of competent jurisdiction for the appointment of another successor Trustee.

          If any Trustee fails to comply with Section 7.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Any resignation or removal of the Trustee pursuant to this Indenture shall be deemed to be a resignation or removal of the Trustee in its capacity as Collateral Agent under the Security Documents and any appointment of a successor Trustee pursuant to this Indenture shall be deemed to be an appointment of a successor Collateral Agent under the Security Documents and such successor shall assume all of the obligations of the Trustee in its capacity as Collateral Agent under the Security Documents.

          Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.09.  Successor Trustee by Merger, etc.

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee (and successor Collateral Agent under the Security Documents), provided such corporation shall be otherwise qualified and eligible under this Article 7.

SECTION 7.10.  Eligibility: Disqualification.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA SS. 310(a)(1) and (2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA SS. 310(b); provided, however, that there shall be excluded from the operation of TIA SS. 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA SS. 310(b)(1) are met. The provisions of TIA SS. 310 shall apply to the Company, as obligor of the First Mortgage Notes.

SECTION 7.11.  Preferential Collection of Claims Against the Company.

          The Trustee, in its capacity as Trustee hereunder and in its capacity as Collateral Agent under the Security Documents, shall comply with TIA SS. 311(a), excluding any creditor relationship listed in TIA SS. 311(b). A Trustee who has resigned or been removed shall be subject to TIA SS. 311(a) to the extent indicated therein. The provisions of TIA SS. 311 shall apply to the Company, as obligor of the First Mortgage Notes.

                                    ARTICLE 8

                       DISCHARGE OF INDENTURE: DEFEASANCE

SECTION 8.01.  Termination of Obligations.

          (a) When (i) the Company delivers to the Trustee all outstanding First Mortgage Notes (other than First Mortgage Notes replaced pursuant to
Section 2.08, it being understood
that such First Mortgage Notes are no longer outstanding) for cancellation or
(ii) all outstanding First Mortgage Notes have become due and payable and the Company irrevocably deposits with the Trustee funds or U.S. Government Obligations sufficient (without reinvestment thereof) to pay at maturity all outstanding First Mortgage Notes, including all interest thereon to the date of such deposit (in the case of First Mortgage Notes which have become due and payable) or to the Maturity Date or redemption date, as the case may be (other than First Mortgage Notes replaced pursuant to Section 2.08, it being understood that such First Mortgage Notes are no longer outstanding), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Sections 8.01(c) and 8.04, cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the discharge of the First Mortgage Notes as contemplated by this Article 8 have been complied with, and at the cost and expense of the Company.

          (b) Subject to Sections 8.01(c), 8.01(d) and 8.04, the Company at any time may terminate (i) all its obligations under the First Mortgage Notes, this Indenture and the Security Documents ("legal defeasance option") or (ii) its obligations under Sections 4.09 through 4.24 (the "covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

          If the Company exercises its legal defeasance option, payment of the First Mortgage Notes may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the First Mortgage Notes may not be accelerated because of an Event of Default specified in Section 6.01(iii) arising from a violation of any of Sections 4.09 through 4.24.

          (c) Notwithstanding clause (a) or the exercise of the legal defeasance option as set forth above, the Company's obligations in Sections 2.04, 2.05, 2.06, 2.07, 2.08, 2.13, 4.07, 7.07, 7.08, 8.03 and 8.04 shall survive until the First Mortgage Notes have been paid in full. Thereafter, the Company's obligations in Sections 7.07, 8.03 and 8.04 shall survive.

          (d) The Company may exercise its legal defeasance option or its covenant defeasance option only if:

                    (i) the Company shall have irrevocably deposited or caused to be deposited with the Trustee or the Paying Agent and conveyed all right, title and interest for the benefit of the Holders of the First Mortgage Notes, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, money or direct non-callable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. Government Obligations"), maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay principal of and interest on the outstanding First Mortgage Notes to maturity or redemption, as the case may be, as certified by the Company in an Officers' Certificate;

                    (ii) the Trustee shall have been irrevocably instructed pursuant to such Officers' Certificate to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the First Mortgage Notes;

                    (iii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

                    (iv)      the Company shall have delivered to the Trustee
          (A) either (1) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of such First Mortgage Notes shall not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 8.01 and shall be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, or (2) an Opinion of Counsel to the same effect as the ruling described in clause (1) accompanied by a ruling to that effect published by the Internal Revenue Service, unless there has been a change in the applicable Federal income tax law since the date the First Mortgage Notes were originally issued, such that a ruling from the Internal Revenue Service is no longer required, and (a) an Opinion of Counsel to the effect that, after the passage of 90 days following the deposit, the trust funds shall not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; and

                    (v) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

                  Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates hereunder; provided, however, that no deposit under 8.01(d)(i) shall be effective to terminate the obligations of the Company under the First Mortgage Notes, this Indenture or the Security Documents prior to 90 days following any such deposit, except that in the event that the Company exercises its covenant defeasance option, the Company shall, upon delivery to the Trustee of the items specified in paragraphs (i)-(v), be relieved of its obligations set forth in Sections 4.09 to 4.24.

                  (e) The Company shall pay any taxes or other expenses incurred by any trust created pursuant to this Article 8.

SECTION 8.02.  Application of Trust Money.

          The Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of and interest on the First Mortgage Notes. The Trustee shall be under no obligation to invest said money or U.S. Government Obligations except as it may agree with the Company.

SECTION 8.03.  Repayment to the Company.

          Subject to Section 7.07 and Section 8.01, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or U.S. Government Obligations held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years; provided, however, that the Company shall, if requested by the Trustee or such Paying Agent, give the Trustee or such Paying Agent appropriate indemnification against any and all liability which may be incurred by them by reason of such payment; and provided, further, that the Trustee or such Paying Agent, before being required to make any payment, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining shall be repaid to the Company. After payment to the Company, Noteholders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person.

SECTION 8.04.  Reinstatement.

          If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Indenture by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture, the First Mortgage Notes and the Security Documents shall be revived and reinstated as though no deposit had occurred pursuant to this Indenture until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Indenture; provided, however, that if the Company has made any payment of interest on or principal of any First Mortgage Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such First Mortgage Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE 9

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.  Without Consent of Holders.

          The Company, when authorized by a Board Resolution, and the Trustee or the Collateral Agent, as applicable, may amend, waive or supplement this Indenture, the Security Documents or the First Mortgage Notes without notice to or consent of any Noteholder:

          (a) to cure any ambiguity, defect or inconsistency, provided that such amendment or supplement does not adversely affect the rights of any Noteholder;

          (b) to provide for uncertificated First Mortgage Notes in addition to or in place of certificated First Mortgage Notes, provided that the Trustee consents to such amendment;

          (c) to comply with any requirements of the SEC in order to maintain the qualification of this Indenture under the TIA, as contemplated by
     Section 9.03 or otherwise;

          (d) to evidence the succession in accordance with Article 5 hereof of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the First Mortgage Notes;

          (e) to pledge or grant a security interest in favor of the Trustee as additional security for the payment and performance of the Company's obligations under this Indenture, in any property or assets, including any that are required to be pledged or in which a security interest is required to be granted, to the Trustee pursuant to the Security Documents or otherwise; or

          (f) to make any change that does not adversely affect the rights of any Noteholder hereunder.

SECTION 9.02.  With Consent of Holders.

          (a) Subject to Section 6.07, the Company, when authorized by a Board Resolution, and the Trustee or the Collateral Agent, as applicable, may amend or supplement this Indenture, the Security Documents or the First Mortgage Notes with the written consent of the Holders of at least a majority in aggregate principal amount of the First Mortgage Notes then outstanding. Subject to
Section 6.07, the Holders of at least a majority in aggregate principal amount of the First Mortgage Notes then outstanding by written notice to the Trustee may waive compliance by the Company with any provision of this Indenture, the Security Documents or the First Mortgage Notes.

          (b) Notwithstanding the provisions of Section 9.02(a), without the consent of each Noteholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                  (i) change the principal amount of First Mortgage Notes whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture, the First Mortgage Notes or the Security Documents;

                  (ii) reduce the rate of or extend the time for payment of interest on any First Mortgage Note

                  (iii)  reduce the principal amount of any First Mortgage
          Note;

                  (iv) change the Maturity Date of any First Mortgage Note or alter the redemption or repurchase provisions in this Indenture, the First Mortgage Notes or the Security Documents in a manner adverse to any Holder;

                  (v)    make any change in this Section 9.02 or Section 6.07;


                  (vi) affect the ranking of the First Mortgage Notes or the Liens in favor of the Trustee and the holders of the First Mortgage Notes in a manner adverse to the Holders or release all or substantially all of the Collateral; or

                  (vii) make the principal of or interest on any First Mortgage Note payable in money other than that stated in the First Mortgage Note or in any manner other than as provided in this Indenture and the First Mortgage Notes.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.03.  Compliance with Trust Indenture Act.

          Every amendment of or supplement to this Indenture or the First Mortgage Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

SECTION 9.04.  Revocation and Effect of Consents.

          Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a First Mortgage Note or portion of a First Mortgage Note that evidences the same debt as the consenting Holder's First Mortgage Note, even if notation of the consent is not made on any First Mortgage Note. However, any such Holder or subsequent Holder may revoke the consent as to its First Mortgage Note or portion of a First Mortgage Note. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. Notwithstanding the foregoing, nothing set forth in this paragraph shall impair the right of any Holder under SS. 316(b) of the TIA.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. The record date, if so fixed, shall be fixed at the later of 15 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.06. If a record date is fixed, then notwithstanding the last two sentences of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Noteholder, unless it makes a change described in any of clauses (i) through (vii) of Section 9.02(b). In that case the amendment, supplement or waiver shall bind every subsequent Holder of a First Mortgage Note or portion of a First Mortgage Note that evidences the same debt as the consenting Holder's First Mortgage Note.

SECTION 9.05.  Notation on or Exchange of First Mortgage Notes.

          If an amendment, supplement or waiver changes the terms of a First Mortgage Note, the Trustee may require the Holder of the First Mortgage Note to deliver it to the Trustee or require the Holder to place an appropriate notation on the First Mortgage Note. The Trustee may place an appropriate notation on the First Mortgage Note about the changed terms and return it to the Holder, and the Trustee may place an appropriate notation on any First Mortgage Note thereafter authenticated. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the First Mortgage Note shall issue and the Trustee shall authenticate a new First Mortgage Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new First Mortgage Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06.  Trustee May Sign Amendments, etc.

          The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 9 is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. The Company may not sign an amendment until its Board of Directors approves it.

                                   ARTICLE 10

                             COLLATERAL AND SECURITY

SECTION 10.01. Collateral and Security Documents.

          (a) In order to secure the due and punctual payment of the principal of and interest on the First Mortgage Notes when and as the same shall be due and payable, whether on an Interest Payment Date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law), if any, on the First Mortgage Notes and the performance of all other obligations of the Company to the Holders or the Trustee under this Indenture and the First Mortgage Notes, the Company and the Trustee have simultaneously with the execution of this

Indenture entered into the Security Documents pursuant to which the Company has granted to the Trustee for the benefit of the Noteholders a first priority Lien on and security interest in the Collateral. The Trustee and the Company hereby agree that the Trustee holds the Collateral in trust for the benefit of the Noteholders pursuant to the terms of the Security Documents. The Trustee is authorized and directed to enter into an intercreditor agreement dated as of December 21, 1992 with BT Commercial Corporation, as agent under the New Revolving Credit Agreement (the "Intercreditor Agreement").

          (b) Each Noteholder, by accepting a First Mortgage Note, agrees to all of the terms and provisions of the Security Documents and the Intercreditor Agreement, as the same may be amended from time to time pursuant to the provisions of the Security Documents, the Intercreditor Agreement and this Indenture.

SECTION 10.02. Recording and Opinions.

          (a) The Company shall take or cause to be taken all action required to perfect, maintain, preserve and protect the Lien on and security interest in the Collateral granted by the Security Documents, including without limitation, the filing of financing statements, continuation statements and any instruments of further assurance, in such manner and in such places as may be required by law fully to preserve and protect the rights of the Holders and the Trustee under this Indenture and the Security Documents to all property comprising the Collateral. The Company shall from time to time promptly pay all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture and the Security Documents, any amendments thereto and any other instruments of further assurance required pursuant to the Security Documents.

          (b) The Company shall furnish to the Trustee at the time of execution and delivery of this Indenture, Opinion(s) of Counsel either (a) substantially to the effect that, in the opinion of such Counsel, this Indenture and the grant of a security interest in the Collateral intended to be made by the Security Documents and all other instruments of further assurance, including, without limitation, financing statements, have been properly recorded and filed to the extent necessary to perfect the security interests in the Collateral created by the Security Documents and reciting the details of such action, and stating that as to the security interests created pursuant to the Security Documents, such recordings and filings are the only recordings and filings necessary to give notice thereof and that no re-recordings or refilings are necessary to maintain such notice (other than as stated in such opinion), or
(b) to the effect that, in the opinion of such counsel, no such action is necessary to perfect such security interests. Promptly after execution and delivery of this Indenture, the Company shall deliver the opinion(s) required by
Section 314(b) of the TIA.

          (c) The Company shall furnish to the Trustee on December l in each year, beginning with December l, 1993, an Opinion of Counsel, dated as of such date, either (i)(A) stating that, in the opinion of such counsel, action has been taken with respect to the recording, filing, re-recording and refiling of all supplemental indentures, financing statements and continuation statements as is necessary to maintain the Lien of the Security Documents and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, and
(B) stating that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to maintain the security interest of the Noteholders and the Trustee hereunder and under the Security Documents with respect to the Collateral, or (ii) stating that, in the opinion of such Counsel, no such action is necessary to maintain such Lien.

SECTION 10.03. Release of Collateral.

          (a) The Trustee, in its capacity as Collateral Agent under the Security Documents, shall not at any time release Collateral from the security interest created by this Indenture and the Security Documents unless such release is in accordance with the provisions of this Indenture and the Security Documents.

          (b) At any time when an Event of Default shall have occurred and be continuing, no release of Collateral pursuant to the provisions of this Indenture and the Security Documents shall be effective as against the Holders of the First Mortgage Notes.

          (c) The release of any Collateral from the terms of the Security Documents shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to this Indenture and the Security Documents. To the extent applicable, the Company shall cause TIA
Section 314(d) relating to the release of property from the Lien of the Security Documents and relating to the substitution therefor of any property to be subjected to the Lien of the Security Documents to be complied with. Any certificate or opinion required by TIA Section 314(d) may be made by an Officer of the Company, except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care.

SECTION 10.04.    Possession and Use of Collateral

     Subject to and in accordance with the provisions of this Indenture and the Security Documents, so long as no Event of Default shall have occurred and be continuing the Company shall have the right to remain in possession and retain exclusive control of the Collateral other than Trust Moneys held by the Trustee, to operate, manage, develop, lease, use, consume and enjoy the Collateral (other than Trust Moneys held by the Trustee), to alter or repair any Collateral consisting of machinery or equipment so long as such alterations and repairs do not diminish the value thereof or impair the Lien of the Security Documents thereon and to collect, receive, use, invest and dispose of the reversions, remainders, interest, rents, lease payments, issues, profits, revenues, proceeds and other income thereof.

SECTION 10.05.    Specified Releases of Collateral.

     (a) Satisfaction and Discharge. The Company shall be entitled to obtain a full release of all of the Collateral from the Liens of this Indenture and of the Security Documents upon compliance with the conditions precedent set forth in Article 8 for satisfaction and discharge of this Indenture or for legal defeasance pursuant to Section 8.01(d). Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel, each to the effect that such conditions precedent have been complied with (and which may be the same Officers' Certificate and Opinion of Counsel required by Section 8.01), the Trustee shall forthwith take all necessary action (at the request of and the expense of the Company) to release and reconvey to the Company all of the Collateral, and shall deliver such Collateral in its possession to the Company including, without limitation, the execution and delivery of releases and satisfactions wherever required.

          (b) Sales of Collateral Permitted by Section 4.15. The Company shall be entitled to obtain a release of items of Collateral (the "Released Interests") subject to an Asset Sale upon compliance with the condition precedent that the Company shall have delivered to the Trustee the following:

          (i) Company Order. A Company Order requesting release of Released Interests, such Company Order (A) specifically describing the proposed Released Interests, (B) specifying the value of such Released Interests on a date within 60 days of the Company Order (the "Valuation Date"), (C) stating that the purchase price received is at least equal to the value of the Released Interest, (D) stating that the release of such Released Interests will not interfere with or impede the Trustee's ability to realize the value of the remaining Collateral and will not impair the maintenance and operation of the remaining Collateral, (E) confirming the sale of, or an agreement to sell, such Released Interests in a bona fide sale to a Person that is not an Affiliate of the Company or, in the event that such sale is to a Person that is an Affiliate, that such sale is being made in accordance with Section 4.14, (F) certifying that such Asset Sale complies with the terms and conditions of Section 4.15 hereof and (G) in the event that there is to be a substitution of property for the Collateral to be sold, specifying the property intended to be substituted for the Collateral to be sold;

          (ii) Officers' Certificate. An Officers' Certificate certifying that
     (A) such Asset Sale covers only the Released Interests and complies with the terms and conditions of an Asset Sale pursuant to Section 4.15, (B) all Net Cash Proceeds from the sale of any of the Released interests will be applied pursuant to Section 4.15, (C) there is no Default or Event of Default in effect or continuing on the date thereof, the Valuation Date or the date of such Asset Sale, (D) the release of the Collateral will not result in a Default or Event of Default hereunder and (E) all conditions precedent to such release have been complied with; and

          (iii) Other Documents. All documentation required by Section 314(d) of the TIA.

          (c) Eminent Domain and Other Governmental Takings. The Company shall be entitled to obtain a release of, and the Trustee shall release, items of Collateral taken by eminent domain or sold pursuant to the exercise by the United States of America or any State, municipality or other governmental authority of any right which it may then have to purchase, or to designate a purchaser or to order a sale of, all or any part of the Collateral, upon compliance with the condition precedent that the Company shall have delivered to the Trustee the following:

          (i) Officer's Certificate. An Officer's Certificate (A) stating that such property has been taken by eminent domain and the amount of the award therefor, or that such property has been sold pursuant to a right vested in the United States of America, or a State, municipality or other governmental authority to purchase, or to designate a purchaser, or order a sale of such property and the amount of the proceeds of such sale, and
     (B) stating that all conditions precedent to such release have been complied with;

          (ii) Opinion of Counsel. An Opinion of Counsel to the effect that (A) such property has been lawfully taken by exercise of the right of eminent domain, or has been sold pursuant to the exercise of a right vested in the United States of America or a State, municipality or other governmental authority to purchase, or to designate a purchaser or order a sale of, such property, (B) in the case of any such taking by eminent domain, the award for such property has become final or an appeal therefrom is not advisable in the interests of the Company or the Holders, and (C) all conditions precedent herein provided relating to such release have been complied with; and

          (iii) Eminent Domain Award. Subject to the requirements of any Prior Lien (as defined in the applicable Mortgage) on the Collateral so taken, cash equal to the amount of the award for such property or the proceeds of such sale, to be held as Trust Moneys subject to the disposition thereof pursuant to Article 11 hereof.

          Upon compliance by the Company with the condition precedent set forth above, and upon delivery by the Company to the Trustee of an Opinion of Counsel to the effect that such condition precedent has been complied with, the Trustee shall cause to be released and reconveyed to the Company, the Released Interests.

SECTION 10.06.    Disposition of Collateral Without Release.

     So long as no Event of Default shall have occurred and be continuing, the Company may, without any release or consent by the Collateral Agent or the Trustee, sell or otherwise dispose of any machinery, equipment, furniture, apparatus, tools or implements or other similar property subject to the Lien of the Security Documents, which may have become worn out or obsolete, not exceeding individually, in fair market value, $25,000.

SECTION 10.07.    Form and Sufficiency of Release.

     In the event that the Company has sold, exchanged, or otherwise disposed of or proposes to sell, exchange or otherwise dispose of any portion of the Collateral that under the provisions of Section 10.05 or 10.06 may be sold, exchanged or otherwise disposed of by the Company, and the Company requests the Trustee to furnish a written disclaimer, release or quitclaim of any interest in such property under this Indenture and the Security Documents, the Trustee, in its capacity as Collateral Agent under the Security Documents, shall execute, acknowledge and deliver to the Company (in proper and recordable form) such an instrument promptly after satisfaction of the conditions set forth herein for delivery of any such release. Notwithstanding the preceding sentence, all purchasers and grantees of any property or rights purporting to be released herefrom shall be entitled to rely upon any release executed by the Trustee hereunder as sufficient for the purpose of this Indenture and as constituting a good and valid release of the property therein described from the Lien of this Indenture or of the Security Documents.

SECTION 10.08.    Purchaser Protected.

     No purchaser or grantee of any property or rights purporting to be released herefrom shall be bound to ascertain the authority of the Trustee to execute the release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Indenture to be sold or otherwise disposed of by the Company be under any obligation to ascertain or inquire into the authority of the Company to make such sale or other disposition.

SECTION 10.09. Authorization of Actions To Be Taken by the Trustee Under the Security Documents.

     Subject to the provisions of the Security Documents, (a) the Trustee may, in its sole discretion and without the consent of the Noteholders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Security Documents and (ii) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder and (b) the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Security Documents or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Noteholders in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of the Noteholders or of the Trustee.)

     In the event that pursuant to Section 4.16(vii) hereof the Company shall elect to grant additional Liens on assets that comprise Collateral, the Trustee is authorized to execute and deliver an intercreditor agreement in the form of
Exhibit II hereto.

SECTION 10.10. Authorization of Receipt of Funds by the Trustee Under the Security Documents.

     The Trustee is authorized to receive any funds for the benefit of Noteholders distributed under the Security Documents, and to make further distributions of such funds to the holders in accordance with the provisions of
Article 11 and the other provisions of this Indenture.

                                   ARTICLE 11

                          APPLICATION OF TRUST MONEYS

SECTION 11.01.    "Trust Moneys" Defined.

     All cash or Cash Equivalents received by the Trustee:

          (a) upon the release of property from the Lien of the Security Documents; or

          (b) as proceeds of insurance upon any, all or part of the Collateral (other than any liability insurance proceeds payable to the Trustee for any loss, liability or expense incurred by it); or

          (c) as proceeds of any other sale or other disposition of all or any part of the Collateral by or on behalf of the Trustee or any collection, recovery, receipt, appropriation or other realization of or from all or any part of the Collateral pursuant to the Security Documents or otherwise; or

          (d) for application under this Article 11 as elsewhere provided in this Indenture or the Security Documents, or whose disposition is not elsewhere otherwise specifically provided for herein or in the Security Documents;

(all such moneys being herein sometimes called "Trust Moneys"; provided, however, that Trust Moneys shall not include any property deposited with the Trustee pursuant to Section 3.05 or Article 8 or delivered to or received by the Trustee for application in accordance with Section 6.10 hereof) shall be held by the Trustee for the benefit of the Holders as a part of the Collateral and, upon any entry upon or sale or other disposition of the Collateral or any part thereof pursuant to the Security Documents, said Trust Moneys shall be applied in accordance with Section 6.10; but, prior to any such entry, sale or other disposition, all or any part of the Trust Moneys may be withdrawn, and shall be released, paid or applied by the Trustee, from time to time as provided in this Article ll.

          On the issue Date there shall be established and, at all times hereafter until this Indenture shall have terminated, there shall be maintained with the Trustee an account which shall be entitled the "Collateral Account" (the "Collateral Account"). The Collateral Account shall be established and maintained by the Trustee at its corporate trust offices. All Trust Moneys which are received by the Trustee shall be deposited in the Collateral Account and thereafter shall be held, applied and/or disbursed by the Trustee in accordance with the terms of this Article.

SECTION 11.02.    Withdrawals of Insurance Proceeds
                  and Condemnation Awards.

          To the extent that any Trust Moneys consist of either (i) the proceeds of insurance upon any part of the Collateral or (ii) any award for or the proceeds for any of the Collateral being taken by eminent domain or sold pursuant to the exercise by the United States of America or any state, municipality or other governmental authority of any right which it may then have to purchase, or to designate a purchaser or to order a sale of any part of the Collateral, such Trust Moneys may be withdrawn by the Company and shall be paid by the Trustee upon a request by a Company Order to reimburse the Company for expenditures made, or to pay costs incurred, by the Company to repair, rebuild or replace the property destroyed, damaged or taken, upon receipt by the Trustee of the following:

          (a) an Officers' Certificate of the Company, dated not more than 30 days prior to the date of the application for the withdrawal and payment of such Trust Moneys:

               (i) that expenditures have been made, or costs incurred, by the Company in a specified amount for the purpose of making certain repairs, rebuildings and replacements of the Collateral, which shall be briefly described, and stating the fair value thereof to the Company at the date of the expenditure or incurrence thereof by the Company;

               (ii) that no part of such expenditures or costs has been or is being made the basis for the withdrawal of any Trust Moneys in any previous or then pending application pursuant to this Section 11.02;

               (iii) that there is no outstanding Indebtedness, other than costs for which payment is being requested, known to the Company, after due inquiry, for the purchase price or construction of such repairs, rebuildings or replacements, or for labor, wages, materials or supplies in connection with the making thereof, which, if unpaid, might become the basis of a vendors', mechanics', laborers', materialmen's, statutory or other similar Lien upon any of such repairs, rebuildings or replacement, which Lien might, in the opinion of the signers of such certificate, materially impair the security afforded by such repairs, rebuildings or replacement;

               (iv) that the property to be repaired, rebuilt or replaced is necessary or desirable in the conduct of the Company's business;

               (v) whether any part of such repairs, rebuildings or replacements within six months before the date of acquisition thereof by the Company has been used or operated by others than the Company in a business similar to that in which such property has been or is to be used or operated by the Company, and whether the fair value to the Company, at the date of such acquisition, of such part of such repairs, rebuildings or replacement is at least $25,000, and 1% of the aggregate principal amount of the outstanding First Mortgage Notes;

               (vi) that no Default or Event of Default shall have occurred and be continuing; and

               (vii) that all conditions precedent herein provided for relating to such withdrawal and payment have been complied with;

          (b) all documentation required under Section 314(d) of the TIA; and

          (c) an Opinion of Counsel substantially stating:

               (i) that the instruments that have been or are therewith delivered to the Trustee conform to the requirements of this Indenture and the Security Documents, and that, upon the basis of such request of the Company and the accompanying documents specified in this Section 11.02, all conditions precedent herein provided for relating to such withdrawal and payment have been complied with, and the Trust Moneys whose withdrawal is then requested may be lawfully paid over under this Section 11.02;

               (ii) that the Trustee has a valid and perfected Lien on such repairs, rebuildings and replacements, that the same and every part thereof are subject to no Liens prior to the Lien of the Security Documents, except Liens of the type permitted under the Security Documents to which the property so destroyed or damaged shall have been subject at the time of such destruction or damage; and

               (iii) that all of the Company's right, title and interest in and to said repairs, rebuildings or replacements, or combination thereof, are then subject to the Lien of the Security Documents.

          Upon compliance with the foregoing provisions of this Section 11.02, the Trustee shall pay on the written request of the Company an amount of Trust Moneys of the character aforesaid equal to the amount of the expenditures or costs stated in the Officers' Certificate required by clause (i) of subsection
(a) of this Section 11.02, or the fair value to the Company of such repairs, rebuildings and replacements stated in such Officers' Certificate (or in such independent appraiser's or independent financial advisor's certificate, if required by the TIA), whichever is less; provided, however, that notwithstanding the above, so long as no Default or Event of Default shall have occurred and be continuing, in the event that any insurance proceeds or award for such property or proceeds of such sale does not exceed the lesser of $25,000 or 1% of the principal amount of the outstanding First Mortgage Notes, and, in the good faith estimate of the Company, such destruction or damage resulting in such insurance proceeds does not detrimentally affect the value or use of the applicable Collateral in any material respect, upon delivery to the Trustee of an Officers' Certificate of the Company to such effect, the Trustee shall release to the Company such insurance proceeds or condemnation award for such property or proceeds of such sale, free of the Lien hereof and of the Security Documents.

SECTION 11.03.    Withdrawal of Net Cash Proceeds,
                  Net Awards or Net Proceeds.

     To the extent that any Trust Moneys consist of Net Cash Proceeds received by the Trustee pursuant to the provisions of Section 4.15 hereof or a Net Award or Net Proceeds received by the trustee pursuant to the provisions of Section
1.12.3 or 1.12.4(a) or (b) of any Mortgage, such Trust Moneys may be withdrawn by the Company and shall be paid by the Trustee to the company (or as otherwise directed by the Company) upon a Company Order to the Trustee and upon receipt by the Trustee of the following:

          (a) an Officers' Certificate, dated not more than five days prior to the Net Proceeds Payment Date stating:

               (i) that no Event of Default exists;

               (ii) (A) that such Trust Moneys constitute Net Cash Proceeds or a Net Award or Net Proceeds (each as defined in the Mortgages), (B) that pursuant to and in accordance with Section 4.15, the Company has made a Net Proceeds Offer, (C) the amount of money to be applied to the repurchase of the First Mortgage Notes pursuant to the Net Proceeds Offer, and (D) the amount of money to be retained by the Company;

               (iii) the Net Proceeds Payment Date; and

               (iv) that all conditions precedent and covenants herein provided for relating to such application of Trust Moneys have been complied with; and

          (b) all documentation required under Section 314(d) of the TIA; and

          (c) an Opinion of Counsel stating that the documents that have been or are therewith delivered to the Collateral Agent and the Trustee conform to the requirements of this Indenture and that all conditions precedent herein provided for relating to such application of Trust Moneys have been complied with.

          Upon compliance with the foregoing provisions of this Section, the Trustee shall apply the Trust Moneys as directed and specified by such Company Order.

SECTION 11.04.    Withdrawal of Trust Moneys for Reinvestment.

          To the extent that any Trust Moneys consist of Net Cash Proceeds received by the Trustee pursuant to the provisions of Section 4.15, and the Company intends to reinvest such Net Cash Proceeds in a manner that would constitute a Related Business Investment (the "Released Trust Moneys"), such Trust Moneys may be withdrawn by the Company and shall be paid by the Trustee to the Company (or as otherwise directed by the Company) upon a Company Order to the Trustee and upon receipt by the Trustee of the following:

          (a) A notice (each, a "Trust Moneys Release Notice"), which shall (i) refer to this Section 11.04, (ii) contain all documents referred to below,

     (iii) describe with particularity the Released Trust Moneys and the Asset Sale from which such Released Trust Moneys were held as Collateral, (iv) describe with particularity the investment to be made with respect to the Released Trust Moneys and (v) be accompanied by a counterpart of the instruments proposed to give effect to the release fully executed and acknowledged (if applicable) by all parties thereto other than the Trustee;

          (b) An Officer's Certificate certifying that (i) the release of the Released Trust Moneys complies with the terms and conditions of Section
     4.15 of this Indenture, (ii) there is no Default or Event of Default in effect or continuing on the date thereof, (iii) the release of the Released Trust Moneys will not result in a Default or Event of Default hereunder and (iv) all conditions precedent to such release have been complied with;

          (c) All documentation required under 314(d) of the TIA; and

          (d) An opinion of counsel stating that the documents that have been or are therewith delivered to the Collateral Agent and the Trustee conform to the requirements of this Indenture and that all conditions precedent herein provided for relating to such application of Trust Moneys have been complied with.

          Upon compliance with the foregoing provisions of this Indenture, the Trustee shall apply the Released Trust Moneys as directed and specified by the Company.

SECTION 11.05. Withdrawal of Trust Moneys on Basis of Retirement of First Mortgage Notes.

          Trust Moneys may be withdrawn by the Company to be applied to the redemption and retirement of the First Mortgage Notes and shall be paid by the Trustee to the Company (or as otherwise directed by the Company) upon a Company Order to the Trustee and upon receipt by the Trustee of the following:

          (a) a Board Resolution requesting the withdrawal and payment of a specified amount of Trust Moneys;

          (b) an Officer's Certificate, dated not more than 30 days prior to the date of the application for the withdrawal and payment of such Trust Moneys, certifying that

          (i) there is no Default or Event of Default in effect or continuing on the date thereof and (ii) all conditions precedent herein provided relating to such withdrawal and application have been complied with; and

               (c) an opinion of counsel stating that the Trust Moneys whose withdrawal and payment is then requested may be lawfully paid over under this Section and that all conditions precedent herein provided relating to such withdrawal have been complied with.

               Upon compliance with the foregoing provisions of this Indenture, the Trustee shall apply the Trust Moneys as directed and specified by such Company Order.

SECTION 11.06.    Investment of Trust Moneys.

               All or any part of any Trust Moneys held by the Trustee shall from time to time be invested or reinvested by the Trustee in any Cash Equivalents pursuant to the written direction of the Company, which shall specify the Cash Equivalents in that such Trust Moneys shall be invested. Unless an Event of Default occurs and is continuing, any interest on such Cash Equivalents (in excess of any accrued interest paid at the time of purchase) that may be received by the Trustee shall be forthwith paid to the Company. Such Cash Equivalents shall be held by the Trustee as a part of the Collateral, subject to the same provisions hereof as the cash used by it to purchase such Cash Equivalents.

               The Trustee shall not be liable or responsible for any loss resulting from such investments or sales except only for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct in complying with this Section 11.06.

                                   ARTICLE 12

                                 MISCELLANEOUS


SECTION 12.01.    Trust Indenture Act Controls.

               If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of the TIA, the duties imposed by the TIA shall control.

SECTION 12.02.    Notices.

               Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by overnight carrier or first-class mail (return receipt requested) addressed as follows or telecopied (receipt confirmed):

               If to the Company:

                  Florida Steel Corporation
                  1715 Cleveland Street
                  Tampa, Florida 33606
                  Attention: Chief Financial Officer
                  Telecopy No.: (813) 251-88ll (ext. 287)

               If to the Trustee:

                  The Connecticut National Bank
                  777 Main Street
                  Hartford, Connecticut 06115
                  Attention: Corporate Trust Department
                  Telecopy No.: (203) 240-7920

               The parties hereto by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

               Any notice or communication mailed to a Noteholder shall be mailed to such Noteholder, first-class postage pre-paid, at such Noteholder's address as it appears on the First Mortgage Note register maintained by the Registrar and shall be sufficiently given to such Noteholder if so mailed within the time prescribed. Copies of any such communication or notice to a Noteholder shall also be mailed to the Trustee.

               Failure to mail a notice or communication to a noteholder or any defect in it shall not affect its sufficiency with respect to any other Noteholders. Except for a notice to the trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 12.03.    Communications by Holders with Other Holders.

               Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the First Mortgage Notes. The Company, the

Trustee, the Registrar and any other Person shall have the protection of TIA
Section 312(c).

SECTION 12.04.    Certificate and Opinion as to Conditions Precedent.

               Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

               (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

               (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.05.    Statements Required in Certificate
                  or Opinion of Counsel.

               Each certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (a) a statement that the person making such certificate or opinion has read such covenant or condition;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 12.06.    Rules by Trustee, Paying Agent, Registrar.

               The Trustee may make reasonable rules for action by or at a meeting of Noteholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 12.07.    Governing Law.

               The laws of the State of New York shall govern this Indenture and the First Mortgage Notes without regard to principles of conflicts of law. The Company and the Trustee agree to submit to the non-exclusive jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture or the First Mortgage Notes.

SECTION 12.08.    No Adverse Interpretation of Other
                  Agreements.

               This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.09.    No Recourse Against Others.

               A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company under the First Mortgage Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a First Mortgage Note waives and releases all such liability.

SECTION 12.10.    Successors.

               All agreements of the Company in this Indenture and the First Mortgage Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.11.    Duplicate Originals.

               The parties may sign any number of copies of this Indenture. This Indenture may be executed in counterparts, each of which shall be an original, but all of them together represent the same agreement.

SECTION 12.12.    Severability.

               In case any provision in this Indenture or in the First Mortgage Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

SECTION 12.13.    Table of Contents, Headings, etc.

               The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 12.14.    Benefits of Indenture.

               Nothing in this Indenture or in the First Mortgage Notes, express or implied, shall give to any Person, other than the parties hereto or named herein and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                                   SIGNATURES

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the date first written above.

                                      FLORIDA STEEL CORPORATION,
                                        as Issuer



                                      By:/s/ Marvin Hill
                                         --------------------------------------
                                      Title:  CFO and Secretary

                                      THE CONNECTICUT NATIONAL BANK,
                                        as Trustee


                                      By:/s/
                                         --------------------------------------
                                      Title:  CORPORATE TRUST OFFICER

                           FLORIDA STEEL CORPORATION

No.                                                            $

                     11-1/2% FIRST MORTGAGE NOTE DUE 2000

               FLORIDA STEEL CORPORATION promises to pay to ________________ or registered assigns the principal sum of ______________ Dollars on ____________.

Interest Payment Dates: June 15, December 15 and at maturity

Record Dates: June 1, December 1 and 15 days prior to maturity


                                             FLORIDA STEEL CORPORATION

                                             By:
                                                -------------------------------

                                             By:
                                                -------------------------------

Dated:
      --------------------

Certificate of Authentication

     This is one of the 11-1/2% First Mortgage Notes Due 2000 referred to in the within-mentioned Indenture.

                                             THE CONNECTICUT NATIONAL BANK


                                             By:
                                                -------------------------------
                                                Authorized Representative

                             (REVERSE OF SECURITY)

                           FLORIDA STEEL CORPORATION

                      11-1/2% FIRST MORTGAGE NOTE DUE 2000

          1. Interest. FLORIDA STEEL CORPORATION, a Florida corporation (the "Company"), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the reverse side hereof at a rate of 11-1/2% per annum. Interest on the First Mortgage Notes will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including the original date of issuance. Interest will be payable semiannually in arrears on June 15, December 15 and at the stated maturity, commencing June 15, 1993. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company will pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at a rate of 13-1/2% per annum.

          2. Method of Payment. The Company will pay interest on the First Mortgage Notes (except defaulted interest) to the Persons who are registered Holders of First Mortgage Notes at the close of business on the June 1 or December 1 next preceding the interest payment date and on the 15th day next preceding the date of maturity. Holders must surrender First Mortgage Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

          3. Paying Agent and Registrar. Initially, The Connecticut National Bank (the "Trustee") will act as Paying Agent and Registrar, and Shawmut Trust Company will act as Co-Registrar and as additional Paying Agent. The Company may change any Paying Agent, Registrar or co-Registrar.

          4. Indenture. The Company issued the First Mortgage Notes under an Indenture dated as of December 15, 1992 (the "Indenture") between the Company and the Trustee. This First Mortgage Note is one of the First Mortgage Notes of the Company issued under the Indenture. The terms of the First Mortgage Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb), as amended from time to time. The First Mortgage Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. The First Mortgage Notes are secured obligations of the Company limited in aggregate principal amount to $100,000,000. The Indenture limits, among other things, the incurrence of Indebtedness by the Company and its Subsidiaries; the creation of Liens by the Company; purchases, redemptions, and other acquisitions or retirements of Capital Stock of the Company and its Subsidiaries; transactions by the Company and its Subsidiaries with their respective Affiliates and the ability of the Company to merge with or into another entity. The limitations are subject to a number of important qualifications and exceptions. The Company must report to the Trustee quarterly on compliance with the limitations contained in the Indenture.

          5. Optional Redemption. The Company, at its option, may redeem any or all of the First Mortgage Notes, in whole or in part, at any time and from time to time, on or after December 15, 1996 at the redemption prices (expressed in percentages of principal amount) set forth below plus accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning December 15 of the years indicated below:

                  Year                                Percentage
                  ----                                ----------
                  1996...........................      103.8333
                  1997...........................      101.9160
                  1998 and thereafter............      100.0000


          6. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days prior to the redemption date to each Holder of First Mortgage Notes to be redeemed at his registered address. On and after the redemption date, unless the Company defaults in making the redemption payment, interest ceases to accrue on First Mortgage Notes or portions thereof called for redemption.

          7. Offers To Purchase. Sections 4.15 and 4.19 of the Indenture provide that upon the occurrence of a Change of Control and after certain Asset Sales, and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of First Mortgage Notes in accordance with the procedures set forth in the Indenture.

          8. Security Documents. In order to secure the due and punctual payment of the principal of and interest on the

First Mortgage Notes and all other amounts payable by the Company under the Indenture and the First Mortgage Notes when and as the same will be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the First Mortgage Notes and the Indenture, the Company has granted security interests in and Liens on the Collateral owned by it to the Trustee for the benefit of the Holders of First Mortgage Notes pursuant to the Indenture and the Security Documents. The First Mortgage Notes will be secured by Liens on and security interests in the Collateral that are subject only to certain permitted encumbrances.

         Each Holder, by accepting a First Mortgage Note, agrees to all of the terms and provisions of the Security Documents, as the same may be amended from time to time pursuant to the respective provisions thereof and the Indenture.

         The Trustee and each Holder acknowledge that a release of any of the Collateral or any Lien strictly in accordance with the terms and provisions of the Security Documents and the terms and provisions of the Indenture will not be deemed for any purpose to be an impairment of the security under the Indenture.

         9. Denominations, Transfer, Exchange. The First Mortgage Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange First Mortgage Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any First Mortgage Notes or portion of a First Mortgage Note selected for redemption, or transfer or exchange any First Mortgage Notes for a period of 15 days before a selection of First Mortgage Notes to be redeemed.

         10. Persons Deemed Owners. The registered Holder of a First Mortgage Note may be treated as the owner of it for all purposes.

         11. Unclaimed Honey. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless any law designates another Person.

         12. Amendment, Supplement, Waiver. The Company and the Trustee may, without the consent of the Holders of any outstanding First Mortgage Notes, amend, waive or supplement the Indenture, the Security Documents or the First Mortgage Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, making any change that does not adversely affect the rights of any Holder or pledging or granting a security interest in favor of the Trustee as additional security for the payment and performance of the obligations under the Indenture, in any property or assets, including any which is required to be pledged or hypothecated, or in which a security interest is required to be granted, to the Trustee pursuant to the Security Documents or otherwise. Other amendments and modifications of the Indenture, the First Mortgage Notes or the Security Documents may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding First Mortgage Notes, subject to certain exceptions requiring the consent of the Holders of the particular First Mortgage Notes to be affected.

         13. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the First Mortgage Notes and the Indenture and the transaction complies with the terms of Article 5 of the Indenture, the predecessor corporation will be released from those obligations.

         14. Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.01(a)(viii) or 6.01(a)(ix) of the Indenture) occurs and is continuing, then the Trustee by notice to the Company or the Holders of not less than 25% in aggregate principal amount of the outstanding First Mortgage Notes by notice to the Company and the Trustee may declare the principal of and interest on all of the First Mortgage Notes to be due and payable immediately. If an Event of Default specified in
Section 6.01(a)(viii) or 6.01(a)(ix) of the Indenture occurs and is continuing, the principal of and interest on all of the First Mortgage Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the First Mortgage Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the First Mortgage Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding First

Mortgage Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish compliance certificates to the Trustee.

         15. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits and pledges from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

         16. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the First Mortgage Notes, the Indenture or the Security Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a First Mortgage Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the First Mortgage Notes.

         17. Discharge. The Company's obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the First Mortgage Notes or upon the irrevocable deposit with the Trustee of money or U.S. Government Obligations sufficient to pay when due principal of and interest on the First Mortgage Notes to maturity or redemption, as the case may be.

         18. Authentication. This First Mortgage Note will not be valid until the Trustee signs the certificate of authentication on the other side of this First Mortgage Note.

         19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                           FLORIDA STEEL CORPORATION
                             1715 Cleveland Street
                             Tampa, Florida 33606
                                Attention: Chief Financial Officer

                                ASSIGNMENT FORM

If you, the Holder, want to assign this First Mortgage Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this First Mortgage Note to


--------------------------------------------------------------------------------

(Insert assignee's social security or tax ID number)
                                                    ----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Print or type assignee's name, address and zip code) and irrevocably appoint

--------------------------------------------------------------------------------

agent to transfer this First Mortgage Note on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:                      Your signature:
     ----------------------               --------------------------------------
                                          (Sign exactly as your name appears
                                          on the other side of this First
                                          Mortgage Note)


Signature Guarantee:
                    ------------------------------------------------------------

                      OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this First Mortgage Note purchased by the Company pursuant to Sections 4.15 or 4.19 of the Indenture, check the Box: [ ]

         If you wish to have a portion of this First Mortgage Note purchased by the Company pursuant to Sections 4.15 or 4.19 of the Indenture, state the amount:


                               $
                                -----------------


Date:                      Your Signature:
     ---------------------                --------------------------------------
                                          (Sign exactly as your name appears on
                                          the other side of this First Mortgage
                                          Note)

Signature Guarantee:
                    -----------------------

                                                                EXHIBIT B



         FIRST SUPPLEMENTAL INDENTURE dated as of September 9, 1993, between FLORIDA STEEL CORPORATION, a Florida corporation (the "company") and SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION (formerly known as THE CONNECTICUT NATIONAL BANK), as Trustee (the "Trustee") under the Indenture (as defined below).

         WHEREAS, the Company heretofore executed and delivered to the Trustee an Indenture dated as Of December 15, 1992 (the "Indenture"), providing for the creation of the Company's 11-1/2% First Mortgage Notes due 2000 (the "First Mortgage Notes"); and

         WHEREAS, Section 9.01 of the Indenture provides that the Company and the Trustee may in certain circumstances amend, waive or supplement the Indenture without notice to or the consent of any Noteholder of the First Mortgage Notes, and the Company desires to amend certain provisions of the Indenture, as set forth in Article I hereof; and

         WHEREAS, the Company has fulfilled certain requirements of the Trustee to evidence the Company's ability to rely on the provisions of Section 9.01 of the Indenture in order to amend the Indenture; and

         WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company, enforceable in accordance with its terms, have been done;

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH, that, for and in consideration of the premises, the Company agrees with the Trustee as follows:

                                   ARTICLE I

                             AMENDMENT OF INDENTURE

         Section 1.01. Definitions. Section 1.01 of the Indenture is hereby amended to and the following definition thereto in the appropriate alphabetical sequence:

         "Merger Agreement" means the Agreement and Plan of Merger dated as of June 26, 1992, as amended, by and among Holdings, Kyoei and FLS Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Kyoei.

         Section 1.02. Amendments to Sections 4.11 and 4.14. Each of Section
4.11 and Section 4.14 of the Indenture is hereby amended to add the following paragraph at the end thereof:

                  (c) Notwithstanding anything to the contrary in this Section, the Company may (i) incur and permit to exist Indebtedness to Holdings in an aggregate amount equal to the sum of (A) $17,641,567.92 the amount which Holdings has, pursuant to the Merger Agreement, set aside for payment to the holders of its Series A Cumulative Exchangeable Preferred Stock ("Preferred Stock") who have (x) exercised or attempted to exercise their statutory appraisal rights, or (y) not surrendered certificates for the shares of Preferred Stock that they own (of record or otherwise) for cancellation pursuant to the Merger Agreement, and (B) the investment income on the amount set forth in clause (A), by issuance of a demand note registered in the name of Holdings (the "Demand Note"), in respect of which no interest shall be payable, and (ii) repay such Demand Note, in whole or in part, in any transaction or any series of transactions, pursuant to the provisions of the Demand Note; provided that the Company shall apply all the proceeds from the sale of the Demand Note to reduce borrowings under the Revolving Credit Facility and, for so long as any Indebtedness is outstanding under the Demand Note, the Company's outstanding borrowings under the Revolving Credit Facility at any time shall not exceed an amount equal to the amount of the borrowings permitted under such Facility (in accordance with the terms of such Facility and Sections 4.11(A) and (b)) at such time less the amount of indebtedness outstanding at such time under the Demand Note.

                                  ARTICLE II

                               Sundry Provisions

         Section 2.01. Instruments to be Read Together. This First Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this First Supplemental Indenture shall henceforth be read together.

         Section 2.02. Confirmation. The Indenture as amended and supplemented by this First Supplemental Indenture is in all respects confirmed and preserved.

         Section 2.03. Terms Defined. All terms defined elsewhere in the Indenture have the same meanings herein .

         Section 2.04. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         Section 2.05. Effectiveness. The provisions of this First Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the Indenture.

         Section 2.06. Governing Law. This First Supplemental Indenture shall be construed in accordance with and governed by the laws of the State of New York.

         Section.07. Acceptance by Trustee. The Trustee accepts the amendments of the Indenture effected by this First Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the trustee, which terms, conditions and provisions DEFINE AND LIMIT its liabilities and responsibilities in the performance of the trust created by the Indenture, as amended, ratified and approved hereby; without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness or accuracy or completeness of the recitals of fact herein contained, which shall be taken as statements of the Company, and makes no representations as to the validity or sufficiency of this First Supplemental Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, as of the date first above written.


                                           FLORIDA STEEL CORPORATION,
                                             as Issuer

                                             By
                                               --------------------------------
                                               Marvin F. Hill
                                               Vice President and Chief
                                               Financial Officer

                                             SHAWMUT BANK CONNECTICUT,
                                               NATIONAL ASSOCIATION,
                                                 as Trustee


                                             By
                                               --------------------------------
                                               Name:
                                               Title:

                         SECOND SUPPLEMENTAL INDENTURE


         SECOND SUPPLEMENTAL INDENTURE dated as of June 1, 1995, between FLORIDA STEEL CORPORATION, a Florida corporation (the "Company") and SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION (formerly known as THE CONNECTICUT NATIONAL BANK), as Trustee (the "Trustee") under the Indenture (as defined below).


         WHEREAS, the Company heretofore executed and delivered to the Trustee an Indenture dated as of December 15, 1992 (as amended by that certain First Supplemental Indenture dated as of September 9, 1993, the "Indenture"), providing for the creation of the Company's 11-1/2% First Mortgage Notes due 2000 (the "First Mortgage Notes"); and

         WHEREAS, Section 9.01 of the Indenture provides that the Company and the Trustee may in certain circumstances amend, waive or supplement the Indenture without notice to or the consent of any Noteholder of the First Mortgage Notes, and the Company desires to amend certain provisions of the Indenture, as set forth in Article I hereof; and

         WHEREAS, the Company has fulfilled certain requirements of the Trustee to evidence the Company's ability to rely on the provisions of Section 9.01 of the Indenture in order to amend the Indenture; and

         WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, enforceable in accordance with its terms, have been done;

         NOW, THEREFORE, for and in consideration of the premises, the Company agrees with the Trustee as follows:

                                   ARTICLE I

                             Amendment of Indenture

         Section 1.01. Definitions. Section 1.01 of the Indenture is hereby amended to delete the present definition of "New Revolving Credit Agreement" and to substitute the following in lieu thereof:

                  "New Revolving Credit Agreement" means the Credit Agreement pursuant to the Revolving Credit Facility entered into by and among the Company, BT Commercial Corporation and the other parties thereto, as the same may be amended, extended, renewed, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement governing Indebtedness incurred to refund or refinance in whole or in part (and without limitation as to terms, conditions, covenants and other provisions) the borrowings and the maximum commitments under the New Revolving Credit Agreement or such agreement. The borrowings and maximum commitments under the New Revolving Credit Agreement or such agreement may be increased from time to time as long as the aggregate amount outstanding at any time under the Revolving Credit Agreement or such agreement is not in excess of the greater of the dollar amount set forth in section 4.11(b)(ii)(x) or the dollar amount set forth in section 4.11(b)(ii)(y). The Company shall promptly notify the Trustee of any such refunding or refinancing of the New Revolving Credit Agreement.

                                   ARTICLE II

                               Sundry Provisions

         Section 2.01. Instruments to be Read Together. This Second Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this Second Supplemental Indenture shall henceforth be read together.

         Section 2.02. Confirmation. The Indenture as amended and supplemented by this Second Supplemental Indenture is in all respects confirmed and preserved.

         Section 2.03. Terms Defined. All terms defined elsewhere in the Indenture have the same meanings herein.

         Section 2.04. Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         Section 2.05. Effectiveness. The provisions of this Second Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the Indenture.

         Section 2.06. Governing Law. This Second Supplemental Indenture shall be construed in accordance with and governed by the laws of the State of New York.

         Section 2.07. Acceptance by Trustee. The Trustee accepts the amendments of the Indenture effected by this Second Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms, conditions and provisions define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture, as amended, ratified and approved hereby; without limiting the generality of the foregoing, the Trustee has no


                                      2.

responsibility for the correctness or accuracy or completeness of the recitals of fact herein contained, which shall be taken as statements of the Company, and makes no representations as to the validity or sufficiency of this Second Supplemental Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, as of the date first above written.

                                           FLORIDA STEEL CORPORATION, as Issuer


                                           By:
                                              ---------------------------------

                                           SHAWMUT BANK CONNECTICUT, NATIONAL
                                             ASSOCIATION, as Trustee


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:



                                      3.

                          THIRD SUPPLEMENTAL INDENTURE


         THIRD SUPPLEMENTAL INDENTURE dated as of December 31, 1996, between AMERISTEEL CORPORATION (f/k/a Florida Steel Corporation), a Florida corporation (the "Company"), AMERISTEEL FINANCE, INC., a Delaware corporation ("AFI") and FLEET NATIONAL BANK, as successor to Shawmut Bank Connecticut, National Association, and The Connecticut National Bank ("Fleet"), and as Trustee under the Indenture (as such term is defined below).


         WHEREAS, the Company heretofore executed and delivered to the Trustee an Indenture dated as of December 15, 1992 (as amended by that certain First Supplemental Indenture dated as of September 9, 1993 and that certain Second Supplemental Indenture dated as of June 1, 1995, the "Indenture"), providing for the creation of the Company's 11-1/2% First Mortgage Notes due 2000 (the "First Mortgage Notes"); and

         WHEREAS, Section 4.13 of the Indenture provides that the Company shall not permit any subsidiary to incur, guarantee or secure through the granting of Liens the payment of any portion of the New Revolving Credit Debt unless such Subsidiary, the Company and the Trustee execute and deliver ~ supplemental indenture evidencing such Subsidiary's Guarantee of the First Mortgage Notes, such Guarantee to be a senior unsecured obligation of such Subsidiary; and

         WHEREAS, AFI wishes to guarantee and secure through the granting of Liens on Accounts receivables of AFI the payment of the New Revolving Credit Debt and desires to guarantee the First Mortgage Notes in accordance with
Section 4.13 of the Indenture; and

         WHEREAS, Section 9.01 of the Indenture provides that the Company and the Trustee may in curtain circumstances amend, waive or supplement the Indenture without notice to or the consent of any Noteholder of the First Mortgage Notes, and the Company desires to supplement the Indenture, as set forth in Article I thereof under such procedure, and

         WHEREAS, the Company has fulfilled all of the requirements of the Trustee to evidence the Companies ability to rely on the provisions of Section
9.01 of the Indenture in order to supplement the Indenture; and

         WHEREAS, all things necessary to make this Third Supplemental Indenture a valid agreement of the Company, enforceable in accordance With its terms, have been done;

         NOW, THEREFORE, for and in consideration of the premises, the Company and AFI agree with the Trustee as follows:

                                   ARTICLE I

                               Guaranteed by AFI

         All hereby unconditionally guarantees to the Noteholders and their successors and assigns the due and punctual payment of the Indebtedness evidenced by the First Mortgage Notes, and agrees that from time to time, without notice to AFI and without affecting any liability of the AFI, any Collateral for payment of the First Mortgage Notes may be exchanged, released, surrendered, sold (by foreclosure or otherwise) applied or otherwise dealt with at the election of the NoteHolders, all in accordance with the terms and conditions of the First Mortgage Notes.

                                   ARTICLE II

                                Sundry Provision

         section 2.01. Instruments to be Read together. This Third Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this Third Supplemental Indenture shall henceforth be read together.

         Section 2.02. Confirmation. The Indenture as amended and supplemented by this Third Supplemental Indenture is in all respects confirmed and preserved.

         Section 2.03. Terms Defined All terms defined elsewhere in the Indenture have the same meanings herein.

         Section 2.04. Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         Section 2.05. Effectiveness. The provisions of this Third Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the Indenture.

         Section 2.06. Governing Law. This third supplemental Indenture shall be in accordance with and governed by the laws of the State of New
York.

         Section 2.07. Acceptance by Trustee. The Trustee accepts the supplement of the Indenture effected by this Third Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms, conditions and provisions define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture, as amended, ratified and approved hereby; without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness or accuracy or completeness of the recitals of fact herein contained, which shall be taken as statements of the Company, and makes no representations as to the validity or sufficiency this Third Supplemental Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, as of the date first above written.

                                    AMERISTEEL CORPORATION, f/k/a
                                    Florida Steel Corporation, as Issuer

                                    By:/s/ Tom Landa
                                       ----------------------------------------
                                    Name:  Tom Landa
                                    Title: Vice President and Chief Financial
                                           Officer

                                    AMERISTEEL FINANCE, INC.


                                    By:/s/ Tom Rose
                                       ----------------------------------------
                                    Name:  Tom Rose
                                    Title: President


                                    FLEET NATIONAL BANK, as successor to
                                    Shawmut Bank Connecticut, National
                                    Association, and The Connecticut National
                                    Bank as Trustee under the Indenture


                                    By:/s/ Dennis Fisher
                                       ----------------------------------------
                                    Name:  Dennis Fisher
                                    Title: Assistant Vice President